Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.9

                                MASTER AGREEMENT

                                       FOR

                           U.S. AVAILABILITY SERVICES

                                     BETWEEN

                        SUNGARD AVAILABILITY SERVICES LP
                                   ("SUNGARD")

                                       AND

                                  ATHENAHEALTH

                         A ________________ CORPORATION
                                  ("CUSTOMER")

                                      DATED
                                 MARCH 31, 2007

                            (THE "MASTER AGREEMENT")

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Master Agreement.

SUNGARD AVAILABILITY SERVICES LP        CUSTOMER: ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print: Dennis Musolino                  Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

This Master Agreement is comprised of the general terms and conditions set forth below and the terms and conditions set forth in the Services Exhibit(s) attached hereto (the services described in such exhibit(s) are referred to collectively as the "Services"). Each Schedule entered into hereunder represents a separate contract between SunGard and Customer or one of its Affiliates (as defined below) that incorporates and is governed by all of the terms of this Master Agreement. If there is a conflict between a Schedule and this Master Agreement, the Schedule shall govern. Each Schedule will designate which type of Services it covers by reference to one of the Services Exhibits. Each Schedule may be signed by Customer or one of its Affiliates, and such signer shall be deemed to be "Customer" for purposes of that Schedule, provided that the Customer who signed this Master Agreement shall be jointly and severally liable with such Affiliate for the performance of all obligations under such Schedule. "Affiliate" means any entity which directly or indirectly controls, is controlled by, or is under common control with Customer for as long as such relationship remains in effect.

                  THE TERMS OF THIS AGREEMENT ARE CONFIDENTIAL


                                   Page 1 of 6
                                       MSA

GENERAL TERMS AND CONDITIONS.

1. CONTRACT TERM. This Master Agreement shall continue in effect as long as there is a Schedule in effect. The term of a Schedule, and Customer's rights to use the Services selected on that Schedule, shall begin on the Commencement Date stated in that Schedule and continue in effect for the Agreed Term stated in that Schedule. Thereafter, that Schedule shall automatically renew for successive renewal terms of ninety (90) days, unless either party gives written notice of termination to the other at least ninety (90) days before the end of the then current term. Each Schedule is a non-cancelable contract that may be terminated only in accordance with its express terms and the terms of this Master Agreement.

2. FEES AND EXPENSES. All Monthly or Annual Fees (as defined in a Schedule) shall be invoiced by SunGard in advance at the billing address defined in the Schedule. All other fees, and any out-of-pocket expenses reasonably incurred by SunGard on behalf of Customer shall be invoiced by SunGard as and when incurred. Customer's payments shall be due within thirty (30) days after receipt of invoice. For any amount not paid when due, Customer will pay interest at the lesser of fifteen percent (15%) per annum or the maximum amount permitted by law. Unless Customer provides a valid tax exemption certificate, Customer shall be responsible for any sales, use, excise or comparable taxes assessed or imposed upon the Services provided or the amounts charged under a Schedule. Beginning one year after the Commencement Date of a Schedule, SunGard may increase all fees chargeable under that Schedule by up to eight percent (8%) per contract year, by giving Customer at least ninety (90) days prior written notice.

3. CONFIDENTIALITY.

(a) All information disclosed by one party to the other in connection with this Master Agreement shall be treated as confidential ("Confidential Information"). With respect to Confidential Information disclosed by one party ("disclosing party") to the other party ("receiving party"), (i) the receiving party shall hold such Confidential Information in strict confidence using the same standard of care as it uses to protect its own confidential information but not less than a reasonable standard of care, (ii) the receiving party shall not use or disclose such Confidential Information for any purpose except as necessary to fulfill its obligations under a Schedule or this Master Agreement, or except as required by law provided that the disclosing party is given a reasonable opportunity to obtain, at its expense, a protective order (the receiving party shall reasonably cooperate with the disclosing party in connection therewith),
(iii) the receiving party shall limit access to such Confidential Information to such of its employees, agents and contractors who need such access to fulfill the receiving party's obligations under a Schedule, and (iv) the receiving party shall require its employees, agents and contractors who have access to such Confidential Information to abide by the confidentiality provisions of this Master Agreement.

(b) Without limiting the generality of the foregoing, such Confidential Information includes (i) with respect to Customer, Customer's data and software and the details of Customer's computer operations and recovery procedures, which include trade secrets of Customer, (ii) with respect to SunGard, SunGard's physical security systems, access control systems, specialized recovery equipment and techniques, pricing information, User's Guides, and E-Testing Program, which include trade secrets of SunGard, and (iii) with respect to both parties, the terms of this Master Agreement and all Schedules and any detailed information regarding the performance of this Master Agreement or any Schedule.

(c) Confidential Information shall not include information that (i) is or becomes publicly available through no wrongful act of the receiving party, (ii) was known by the receiving party without any obligation of confidentiality at the time of disclosure by the disclosing party, (iii) was obtained by the receiving party from a third party without restriction on disclosure, or (iv) was developed independently by the receiving party. Confidential Information shall not include "Protected Health Information," which shall be governed by the provisions of Section 3(d) below.

(d) PROTECTED HEALTH INFORMATION. Customer is subject to, and is considered a "Covered Entity" under, the provisions of the privacy regulations, 45 CFR Part 160 and Part 164, Subparts A and E (the "Privacy Regulations") and the security regulations, 45 CFR Part 160, Part 162 and Part 164, (the "Security Regulations") under the Health Insurance Portability and Accountability Act of 1996, 42 U.S.C. Section 1171, et seq. ("HIPAA"). From time to time, in the course of providing services to Customer under the Master Agreement, SunGard may receive from Customer certain information relating to an individual's physical or mental health that may constitute "protected health information" as defined in the Privacy Regulations. Such protected health information received by SunGard from Customer or on Customer's behalf ("PHI") shall be subject to the following:

RESTRICTION ON USE AND DISCLOSURE OF PHI; ACCESS TO PHI.

     a. SunGard agrees to not use or disclose PHI other than as permitted or required by this Master Agreement or as "Required By Law" (as defined in the Privacy Regulations).

     b. SunGard agrees to use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this Master Agreement.

     c. SunGard agrees to mitigate, to the extent practicable, any harmful effect that is known to SunGard of a use or disclosure of PHI by SunGard in violation of the requirements of this Master Agreement.

     d. SunGard agrees to report to Customer any use or disclosure of PHI not provided for by this Master Agreement of which SunGard becomes aware.

     e. SunGard agrees to ensure that any agent, including a subcontractor, to whom it provides PHI agrees to the same restrictions and conditions that apply through this Section 3(d) to SunGard with respect to such information.

     f. SunGard agrees to provide access, within 30 days after written notice is received from Customer, to PHI in a "Designated Record Set" (as defined in the Privacy Regulations), to Customer or, as directed by Customer, to an "Individual" (as defined in the Privacy Regulations) in order to meet the requirements under 45 CFR Section 164.524.

     g. SunGard agrees to make any amendment(s) to PHI in a Designated Record Set that the Customer directs or


                                  Page 2 of 6
                                       MSA
          agrees to pursuant to 45 CFR Section 164.526 within 30 days after written notice is received from Customer.

     h. SunGard agrees to make internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI available to the Secretary of the Department of Health and Human Services or his designee, within 30 days after written notice is received from Customer or at a time reasonably designated by the Secretary, for purposes of the Secretary determining Customer's compliance with the Privacy Regulations; provided that such access shall only be provided to the extent it would not interfere with another Customer's use of the Recovery Services during a test or disaster of such other Customer.

     i. SunGard agrees to document such disclosures of PHI and information related to such disclosures as would be required for Customer to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 CFR Section 164.528.

     j. SunGard agrees to provide to Customer or an Individual, within 30 days after written notice is received from Customer or an Individual, information collected in accordance with Section 3(d)(i)(i) above, to permit Customer to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 CFR Section 164.528.

(ii) PERMITTED USE AND DISCLOSURE OF PHI.

     a. Except as otherwise limited in this Master Agreement, SunGard may use PHI for the proper management and administration of SunGard or to carry out the legal responsibilities of SunGard.

     b. Except as otherwise limited in this Master Agreement, SunGard may disclose PHI for the proper management and administration of SunGard, provided that disclosures are Required By Law, or SunGard obtains reasonable assurances from the person to whom the information is disclosed that it will remain confidential and used or further disclosed only as Required By Law or for the purpose for which it was disclosed to the person, and the person notifies SunGard of any instances of which it is aware in which the confidentiality of the information has been breached.

(iii) OBLIGATIONS OF CUSTOMER.

     a. Customer shall notify SunGard of any limitation(s) in its notice of privacy practices of Customer in accordance with 45 CFR Section 164.520, to the extent that such limitation may affect SunGard's use or disclosure of PHI.

     b. Customer shall notify SunGard of any changes in, or revocation of, permission by an Individual to use or disclose PHI, to the extent that such changes may affect SunGard's use or disclosure of PHI.

     c. Customer shall notify SunGard of any restriction to the use or disclosure of PHI that Customer has agreed to in accordance with 45 CFR Section 164.522, to the extent that such restriction may affect SunGard's use or disclosure of PHI.

     d. Customer shall not request SunGard to use or disclose PHI in any manner that would not be permissible under the Privacy Regulations if done by Customer.

     e. At the conclusion of any Disaster, extended use, Test, or other use of the Recovery Services, Customer shall remove, erase or destroy all PHI it maintained in any form, recorded on any medium, or stored in any storage system as part of its use of the Recovery Services.

     f. Customer shall be responsible to pay, or reimburse SunGard for, SunGard's costs and expenses (including, without limitation, reasonable attorneys' fees and costs) to comply with the obligations under this Section 3(d).

(iv) The terms of this Section 3(d) shall survive termination of the Master Agreement and shall terminate when all PHI is destroyed or returned to Customer, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions in Section 3(d)(vi) below.

(v) Except as provided in Section 3(d)(vi) below, upon termination of this Master Agreement, for any reason, SunGard shall return or destroy all PHI still in its possession. This provision shall apply to PHI that is in the possession of subcontractors or agents of SunGard. SunGard shall retain no copies of PHI.

(vi) In the event that SunGard determines that returning or destroying PHI is infeasible, SunGard shall provide to Customer notification of the conditions that make return or destruction infeasible. SunGard shall extend the protections of this Master Agreement to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as SunGard maintains such PHI.

(vii) On and after the effective date of March 19, 2005, and to the extent required by, 45 CFR 164.314(a)(2), SunGard agrees to:

     a. implement administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity, and availability of the electronic PHI that it creates, receives, maintains, or transmits on behalf of Customer;

     b. ensure that any agent, including a subcontractor, to whom it provides such PHI agrees to implement reasonable and appropriate safeguards to protect it; and

     c. report to Customer any security incident of which it becomes aware.

(viii) Upon Customer's knowledge of a material breach by SunGard of this Section 3(d), Customer shall either:

     a. provide a 30 day opportunity for SunGard to cure the breach or end the violation and terminate this Agreement if SunGard does not cure the breach or end the violation within the 30 day cure period;


                                  Page 3 of 6
                                       MSA

     b. immediately terminate this Agreement if SunGard has breached a material term of this Section 3(d) and cure is not possible; or

     c. if neither termination nor cure are feasible, Customer shall report the violation to the Secretary of the Department of Health and Human Services.

(e) If this Master Agreement includes a Professional Services Exhibit, the following additional terms shall apply. Customer acknowledges that SunGard's property includes trade secrets, confidential information and proprietary property of SunGard, having great commercial value to SunGard, and that the development and design of SunGard's property has involved and will involve the expenditure by SunGard of substantial amounts of time and money. All items of SunGard's property are being provided by SunGard to Customer on a strictly confidential basis and only for in-house use for the purpose of allowing Customer to establish, maintain and implement business recovery and other plans and procedures. Except with the prior written consent of SunGard, Customer will not, nor will it permit any other entity or individual to (a) use any SunGard property for any purpose not authorized by this Agreement, (b) refer to or otherwise use any SunGard property as part of any effort to provide similar Services to any entity or individual, or (c) remove, erase or tamper with any copyright or other proprietary notice of SunGard printed or stamped on, affixed to, or encoded or recorded in any SunGard property.

4.   TERMINATION.

     (a) If either party breaches any of its obligations under a Schedule in any material respect and the breach is not substantially cured within the cure period specified below, then the other party may terminate that Schedule, without penalty, by giving written notice to the breaching party at any time before the breach is substantially cured. If this Master Agreement includes a Recovery Services Exhibit, then (i) with respect to a breach of SunGard's obligations to provide the Recovery Services to Customer during a Disaster (as such terms are defined in the Recovery Services Exhibit), the cure period shall be twenty-four (24) hours, and (ii) with respect to Customer's obligations under the access and use provisions set forth in Section A.2, A.3, and C of the Recovery Services Exhibit, there shall be no cure period (and SunGard shall have the right to terminate the applicable
     Schedule immediately). With respect to Customer's obligations to comply with SunGard's Network Policies (as defined in the applicable Services Exhibit), the cure period shall be five (5) days. With respect to all other obligations, unless otherwise specified, the cure period shall be 30 days after receipt of written notice describing the breach, provided that, if a longer period is reasonably required to cure the breach and the cure is promptly begun, such cure period shall be extended for as long as the cure is being diligently prosecuted to completion.

     (b) If a Schedule is terminated due to an uncured material breach by Customer, or if Customer properly exercises a right to cancel a Schedule before the end of the Agreed Term, then Customer shall (i) pay to SunGard the unamortized balance attributable to any equipment and software purchased by SunGard on behalf of Customer (as designated in the applicable Schedule) and (ii) reimburse SunGard for any cancellation charges for third party services purchased by SunGard on behalf of Customer (as designated in the applicable Schedule).

5. LIABILITY AND INDEMNIFICATION.

(a) Each party ("liable party") shall be liable to the other party for any direct damages caused by any breach of contract, negligence or willful misconduct of the liable party (or any of its employees or agents).

(b) The liable party shall indemnify and hold harmless the other party (and its Affiliates and their respective employees and agents) against any claims, actions, damages, losses or liabilities to the extent arising from any breach of contract, negligence or willful misconduct of the liable party (or any of its employees or agents).

(c) In addition, SunGard shall indemnify and hold harmless Customer against any claims, actions, damages, losses or liabilities to the extent arising from infringement of any U.S. patent, copyright or other proprietary right resulting from Customer's use of intellectual property developed or owned by SunGard and used to provide the Services. SunGard's liability with respect to this infringement indemnification is limited to making the Services non-infringing or arranging for Customer's continued use of the Services, provided that, if both of the foregoing options are commercially impracticable for SunGard, then upon written notice to Customer, SunGard may cancel the affected portion of the Services and refund to Customer any prepaid fees for such Services. With respect to intellectual property of third parties that is used by SunGard to provide the Services, SunGard will, to the extent possible, provide to Customer the full benefit of all applicable warranties and indemnities granted to SunGard by such third parties.

(d) In addition, Customer shall indemnify and hold harmless SunGard against any claims, actions, damages, losses or liabilities to the extent arising from (i) infringement of any U.S. patent, copyright or other proprietary right attributable to Customer's data, content, software or other materials, (ii) Customer's use of any Services in violation of any law, rule or regulation,
(iii) Customer's violation of any of SunGard's Network Policies (as defined in the applicable Services Exhibit), or (iv) Customer's use, control or possession of any Mobile Resources at non-SunGard facilities.

(e) An indemnifying party shall have no obligation for indemnification unless the other party promptly gives written notice to the indemnifying party after any applicable matter arises and allows the indemnifying party to have sole control of the defense or settlement of any underlying claim; provided that the indemnifying party may not settle a claim without the other party's prior written consent. Notice will be considered prompt as long as there is no material prejudice to the indemnifying party.

6. LIMITATION OF LIABILITY

(a) UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR LOST REVENUES, LOST PROFITS, LOSS OF BUSINESS, OR CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES OF ANY NATURE, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, AND WHETHER OR NOT THE POSSIBILITY OF SUCH DAMAGES IS FORESEEABLE; PROVIDED THAT


                                  Page 4 of 6
                                      MSA

THIS EXCLUSION SHALL NOT APPLY TO (I) THE PARTY'S RESPECTIVE CONFIDENTIALITY OBLIGATIONS UNDER SECTION 3, (II) SUNGARD'S INDEMNIFICATION OBLIGATIONS UNDER
SECTION 5(B) WITH RESPECT TO WILLFUL MISCONDUCT AND UNDER SECTION 5(C), (III) CUSTOMER'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 5(B) WITH RESPECT TO WILLFUL MISCONDUCT AND UNDER SECTION 5(D), AND (IV) CUSTOMER'S PAYMENT OBLIGATIONS.

(b) Except for SunGard's indemnification obligations under Section 5(b) with respect to willful misconduct and under Section 5(c), SunGard's total liability under a Schedule, whether in contract, tort (including negligence or strict liability), or otherwise, shall not exceed (i) the actual Monthly Fees paid by Customer to SunGard under that Schedule for the most recent twelve (12) month period, or (ii) in the case of Professional Services, the actual service fees paid by Customer for the Professional Services under that Schedule.

(c) Except for any direct damages caused by SunGard's negligence or willful misconduct, SunGard shall have no liability for any damage to, or loss or theft of, any of (i) Customer's tangible property located at a SunGard facility or in a SunGard vehicle, or (ii) Customer's data, content, software or other materials located, used or restored at a SunGard facility or in a SunGard vehicle, or transmitted using SunGard's Network Services. If Customer's data is damaged, lost or stolen as a result of SunGard's negligence, then SunGard shall be liable to Customer only for Customer's documented out-of-pocket expenses incurred to recreate such data. Under no circumstances will SunGard be considered the official custodian or record keeper of Customer's data for regulatory or other purposes.

WITH RESPECT TO EACH SCHEDULE, EXCEPT AS SPECIFICALLY STATED IN THIS MASTER AGREEMENT OR SUCH SCHEDULE, SUNGARD MAKES NO REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESS OR IMPLIED, ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION, NON-INTERFERENCE OR NON-INFRINGEMENT.

7. FORCE MAJEURE. Neither party shall be liable for, nor shall either party be considered in breach of this Master Agreement or any Schedule due to, any failure to perform its obligations as a result of a cause beyond its control, including any natural calamity, act of God or a public enemy, act of any military, civil or regulatory authority, change in any law or regulation, disruption or outage of communications, power or other utility, failure to perform by any supplier or other third party, or other cause which could not have been prevented with reasonable care. If any force majeure event affects SunGard's ability to deliver Services, then SunGard shall use all reasonable efforts to implement its applicable redundant resources or other back-up solutions.

8. NOTICE. All notices, consents and other communications under this Master Agreement shall be in writing and shall be deemed to have been received on the earlier of (a) the date of actual receipt at the designated street address, (b) the first business day after being sent to the designated street address by a reputable overnight delivery service, or (c) the third business day after being mailed to the designated street address by first class mail. Any notice may be given by e-mail to the designated e-mail address or by fax to the designated fax number, provided that a signed written confirmation is received at the designated street address within seventy-two (72) hours thereafter. Disaster declaration notice (as described in the Recovery Services Exhibit) may be given orally, provided that a signed written confirmation is received at the applicable recovery facility within twenty-four (24) hours thereafter. Communications sent to any street address, e-mail address or fax number other than those designated in this Master Agreement or the applicable Schedule shall not be valid. Customer's street address, e-mail address and fax number for notice are stated in the applicable Schedule. SunGard's street address for notice is 680 East Swedesford Road, Wayne, Pennsylvania 19087, Attention:
Contract Administration. SunGard's e-mail address for notice is contract.admin@sungard.com. SunGard's fax number for notice is 1-610-225-1125.

9. PUBLICITY. Neither party will, without the other party's prior written consent, (a) use the name, trademark, logo or other identifying marks of the other party in any sales, marketing or publicity activities or materials, or (b) issue any press release, interviews or other public statement regarding this Master Agreement or any Schedule; provided that either party may publicly refer to the other by name as a vendor or customer and may disclose the existence and general nature of this Master Agreement (but not any of the specific terms of this Master Agreement or any Schedule or any detailed information regarding the performance of this Master Agreement or any Schedule).

10. ENTIRE UNDERSTANDING. This Master Agreement states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. Each Schedule states the entire understanding between the parties with respect to its subject matter, and supersedes all prior proposals, negotiations and other written or oral communications between the parties with respect to its subject matter. No modification of this Master Agreement or any Schedule, and no waiver of any breach of this Master Agreement or any Schedule, shall be effective unless in writing and signed by an authorized representative of the party against whom enforcement is sought. No waiver of any breach of this Master Agreement or any Schedule, and no course of dealing between the parties, shall be construed as a waiver of any subsequent breach thereof. Any purchase order submitted by Customer to SunGard shall be used only for invoice processing purposes and shall have no legal effect.

11. PARTIES IN INTEREST. Neither party may assign this Master Agreement or any Schedule, or any rights or obligations thereunder, without the prior written consent of the other party, which will not be unreasonably withheld; provided that either party may assign any Schedule to an Affiliate by giving prior written notice to the other party. This Master Agreement and each Schedule shall bind, benefit and be enforceable by and against both parties and their respective successors and permissible assigns. No third party shall be considered a beneficiary of, or entitled to any rights under, this Master Agreement or any Schedule.

12. CONSTRUCTION. THIS AGREEMENT AND EACH SCHEDULE SHALL BE GOVERNED BY SUBSTANTIVE


                                  Page 5 of 6
                                       MSA

PENNSYLVANIA LAW. This choice of governing law shall not be considered determinative of the jurisdiction or venue of any action between the parties. In any action relating to this Master Agreement or any Schedule, (a) each of the parties irrevocably waives the right to trial by jury, (b) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the designated street address at which the party is to receive notice in accordance with Section 8 of this Master Agreement, and (c) the prevailing party shall be entitled to recover its reasonable attorney's fees (including, if applicable, charges for in-house counsel), court costs and other legal expenses from the other party. A determination that any term of this Master Agreement or any Schedule is invalid or unenforceable shall not affect the other terms thereof. Section headings are for convenience of reference only and shall not affect the interpretation of this Master Agreement or any Schedule. The relationship between the parties created by this Master Agreement or any Schedule is that of independent contractors, and not partners, joint venturers or agents. Sections 3, 5, 6 and l2 shall survive any termination of this Master Agreement or any Schedule.

13. ENFORCEMENT. Each party acknowledges that the provisions of this Master Agreement regarding confidentiality and access to and use of the other party's resources are reasonable and necessary to protect the other party's legitimate business interests. Each party acknowledges that any breach of such provisions shall result in irreparable injury to the other for which money damages could not adequately compensate. If there is a breach of such provisions, then the injured party shall be entitled, in addition to all other rights and remedies which it may have at law or in equity, to have a decree of specific performance or an injunction issued by any competent court, requiring the breach to be cured or enjoining all persons involved from continuing the breach. The existence of any claim or cause of action that a party (or any other person involved in the breach) may have against the other party shall not constitute a defense or bar to the enforcement of such provisions.


                                                                 MSA0504 (Legal)

                                  Page 6 of 6
                                      MSA

                       MANAGED IT SERVICES EXHIBIT TO THE
                 MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                              DATED MARCH 31, 2007

A. POLICIES AND SERVICES GUIDE

The services provided under this Exhibit shall at all times be used in compliance with SunGard's then-current general policies and guidelines ("General Policies") and the policies and guidelines of SunGard's underlying telecommunications providers ("Network Policies") (collectively, the General Policies and Network Policies are sometimes herein referred to as "Policies"). All Policies, inducing change management policies and procedures, and additional detail regarding the specifications of the service offerings, are set forth in SunGard's Services Guide, which is available to Customer at http://www.mySunGard.com. In addition, all implementation services which are included as part of a service offering, are detailed in the Services Guide.

B. HOSTING SERVICES

1. SPACE

     a. SunGard hereby grants to Customer the right to use the Space (as defined in the Schedule) for the placement and maintenance of the computer and communications equipment specified in the Schedule ("Equipment") which may be interconnected to the Network Services offered by SunGards (as defined herein) or to other communications carriers via facilities offered by SunGard. The Equipment and any necessary software ("Software") may be provided by Customer ("Customer-provided Equipment" or "Customer-provided Software") or by SunGard ("SunGard-provided Equipment" or "SunGard-provided Software") as specified in the Schedule. Customer acknowledges that the Space shall be used in accordance with the equipment vendor's specifications for electrical, airflow, and clearance. If Customer desires to install Equipment in the Space that exceeds the vendor specification(s), SunGard reserves the right to require Customer to contract for additional Space. This Exhibit does not create any interest in real estate and is strictly an agreement for the provision of services, which are personal in nature to the parties. The Monthly Fees and any other fees in connection with Customer's use of the Space are set forth in the Schedule. Customer's use of the Space shall not interfere with any other SunGard customer's use of SunGard's facilities. Customer represents and warrants that it has the full legal right (i) to utilize any Customer-provided Equipment and Software, and (ii) to obtain a maintenance contract thereon. The Equipment shall operate on conditioned UPS-based electrical circuits with transparent and immediate access to a backup power source capable of sustaining power to the Equipment during any interruption to the primary power source.

     b. SunGard shall perform such janitorial services, environmental systems maintenance, power plant maintenance and other services as are reasonably required to maintain the facility in which the Space is located in good condition suitable for the placement of Equipment. Customer shall keep the Space clear of all refuse, cardboard or any potentially hazardous material. Customer shall maintain the Space in an orderly and safe condition, and shall return the Space to SunGard at the conclusion of the Agreed Term as defined in the Schedule in the same condition (reasonable wear and tear excepted) as when such Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN, THE SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS". THE SPACE SHALL BE IN SECURE FACILITIES MONITORED TWENTY FOUR (24) HOURS PER DAY, SEVEN
          (7) DAYS PER WEEK BY ON-SITE SECURITY STAFF, WITH CARD KEY ACCESS AND CLOSED CIRCUIT TV MONITORING, FULL POWER REDUNDANCY. UPS AND DIESEL GENERATOR CAPABILITY ("INFRASTRUCTURE"). Notwithstanding the foregoing. Customer shall have the right to visit and inspect the Space prior to accepting the Space. Any Schedule to this Exhibit that includes new or additional Space shall not become effective until Customer notifies SunGard in writing of its acceptance of the Space. E-mail notification shall be sufficient notice for purposes of the foregoing notice. SunGard represents that it will not materially diminish such Infrastructure at the Designated Facility (as defined in the Schedule) during the Agreed Term. At its sole risk and expense, Customer shall be responsible for installation of the Customer-provided Equipment and Software in the Space, unless Customer elects to contract for Hardware and Software Installation Services as set forth herein. If Customer elects to contract for Hardware and Software Installation Services, then SunGard shall be responsible for the installation of the Customer-provided Equipment and Software to the extent provided herein. Upon termination or expiration of the Schedule, Customer shall be responsible for removal of the Equipment and Software from the Space within ten (10) business days of such termination or expiration.

     c. In addition to the Policies, Customer shall abide by any posted rules relating to use of, access to, or security measures respecting the Space. The Equipment shall be installed, operated, inspected, maintained, repaired, replaced and removed only by qualified agents of Customer who are properly licensed, if applicable, a list of whom shall be provided to SunGard in advance of any such activity. Customer shall not permit any liens to be placed against all or any portion of the Space or any SunGard-provided Equipment or Software. Customer shall not make any material alterations to the Space without the prior written consent of SunGard. In the event that unauthorized parties gain access to the Space through access cards, keys or other access devices provided to Customer ("access devices"), Customer shall be responsible for any damages incurred as a result thereof. Customer shall be responsible for the cost of replacing any access devices lost or stolen after delivery thereof to Customer.


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          If Customer fails to pay SunGard any amounts due under a Schedule, and such failure continues for more than thirty (30) days after receipt of SunGard's written notice of nonpayment, included in SunGard's right to terminate Customer's use of the Space is the right to disconnect and remove any or all of the Equipment from the Space (including any data or Software resident on such Equipment), and store any Customer-provided Equipment in any reasonable location for a period not to exceed six (6) months and assess Customer reasonable charges for such storage. Upon conclusion of the six (6) month period, SunGard may dispose of such Equipment without liability to Customer. SunGard may redeploy any SunGard-provided Equipment in any manner in its sole discretion. Any of Customer's data or Software resident on SunGard-provided Equipment shall be removed, stored and disposed of in the manner and for the period specified above for Customer-provided Equipment. Exercise of any of the above rights by SunGard shall not relieve Customer of any of its payment obligations under the Agreement.

     d. SunGard reserves the right to change the location or configuration of the Space, at SunGard's sole expense, within the Designated Facility or to another SunGard facility; provided, however, that SunGard shall not arbitrarily or discriminatorily require such changes. SunGard and Customer shall work in good faith to minimize any disruption to Customer's Services that may be caused by such changes in location or configuration of the Space. If the location of the Space is to be moved to another SunGard facility, SunGard shall provide Customer with at least ninety (90) days prior written notice of such relocation and Customer shall have the right to (a) elect to be relocated to another SunGard facility, or (b) elect to terminate the Schedule without penalty. Customer shall provide SunGard with written notice of its decision regarding the preceding sentence within thirty (30) days after receipt of SunGard's notice.

     e. Prior to Customer's occupancy, and during the term of Customer's use, of the Space, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction; Employer's Liability with limits of $500,000 each accident; (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence and $2,000,000 annual aggregate; and (c) "All Risk" Property insurance covering the Customer-provided Equipment located in the Space. Customer shall provide to SunGard a certificate of insurance demonstrating that it has obtained the required insurance coverage prior to Customer's occupancy of the Space. Upon request by SunGard, Customer shall promptly notify SunGard of any material changes or cancellation in the required insurance coverage. Customer shall require any contractor entering the Space on its behalf to procure and maintain the same types and amounts of insurance as set forth in this section.

     f. SunGard shall provide to Customer (including any of its employees, agents and other authorized representatives as Customer may from time to time reasonably designate in writing), access to the part of the Designated SunGard Facility from which SunGard is providing the Space, twenty-four (24) hours per day, seven (7) days per week, including statutory holidays. All of Customer's designees shall adhere to SunGard's Policies. Customer's access to the Space will be by escort by an authorized SunGard employee.

     g. SPACE OPTIONS - Customer may subscribe to any of the following options available relating to Space: (i) Secure Cabinet; (ii) Secure Half-Cabinet; (ii) Secure Space; (iv) Secure Cage; or (v) Secure Suite.

          (i) SECURE CABINET - The Secure Cabinet option includes 15 square feet of Space to support a SunGard-provided full cabinet. The Secure Cabinet will include: (i) a minimum of 42 U EIA rack space for the Equipment; (ii) proper air ventilation for the Equipment;
               (iii) two (2) stationary equipment shelves; (iv) a redundant 30 AMP power feed; and (v) security by lock and key, managed by SunGard.

          (ii) SECURE HALF-CABINET - The Secure Half-Cabinet option includes Space to support a SunGard-provided half cabinet. The Secure Half-Cabinet will include: (i) a minimum of 20 U EIA rack space for the Equipment; (ii) proper air ventilation; (iii) a single stationary Equipment shelve; (v) a redundant 20 AMP power feed; and (v) security by lock and key, managed by SunGard.

          (iii) SECURE SPACE - The Secure Space option includes the amount of Space, in the square feet increments defined on the Schedule and five (5) hours of Operational Support Services per month.

          (iv) SECURE CAGE - The Secure Cage option includes the amount of Space defined on the Schedule and: (i) perimeter metal fence with an access door, (ii) security by lock and key, managed by SunGard; and (iii) five (5) hours of Operational Support Services per month.

          (v) SECURE SUITE - The Secure Suite option includes the amount of Space defined on the Schedule for the number of cabinets as set forth on the Schedule. The Secure Suite includes: (i) perimeter metal fence or perimeter walls with an access door; (ii) private security with card key and pin code or by lock and key; and (iii) ten (10) hours of Operational Support Services per month.

For Equipment that is not rack mountable, SunGard will provide adequate power, based on manufacturer hardware specifications. Equipment capable of supporting redundant power will be provided with redundant power feeds. If applicable, the Space may be subject to power installation charges that will be specified on the Schedule.

2. INSTALLATION SERVICES


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

     a. HARDWARE INSTALLATION SERVICES. SunGard shall provide Hardware Installation Services for the number of devices set forth in the Schedule. Hardware Installation Services include the one-time installation of hardware devices and do not include on-going support. Hardware Installation Services include: (i) the unpacking and installation of the server equipment into 19" computer racks or cabinets in accordance with hardware vendor recommendations and Customer requirements; (ii) the installation of standard 20 amp AC power, (iii) installation of network cables and cross-connects; and
          (iv) floor cutouts, as necessary. Any additional electrical or construction costs, as well as costs for racks or cabinets purchased by SunGard as requested by Customer, will be passed through to Customer at cost without surcharge.

     b. SOFTWARE INSTALLATION SERVICES. SunGard shall provide Software Installation Services for the specific software products set forth in the Schedule. Software Installation Services include the one-time installation of Customer-provided Software products (provided such software products(s) are currently supported by the applicable software vendor) and do not include on-going support except as provided below. Software Installation Services also include: (i) the installation of new software versions as provided by Customer; (ii) the configuration and testing of the software parameters in accordance with software vendor recommendations and Customer requirements; (iii) the execution of software vendor verification scripts, if applicable;
          (iv) the resolution of detected failures during the installation process; and (iv) the restarting of any failed processes and/or systems during the installation process. Software products and proof of licensing must be provided to SunGard by Customer prior to scheduled installation date.

3. SUPPORT AND MANAGEMENT SERVICES. Depending upon the specific Service(s) selected from sections (a)-(h) below, Customer acknowledges the requirement to have, as applicable, Customer-provided Equipment and Customer-provided Software covered under a valid maintenance contract with the original equipment/software manufacturer for 24 x 7 x 365 support with four (4) hour onsite response time in order to be eligible for this Service. In the event that Customer elects to contract for maintenance services with a vendor other than the original equipment/software manufacturer. Customer is responsible for resolution of all issues arising as a result thereof and associated obligations.

     a. OPERATIONAL SUPPORT SERVICES. SunGard will provide Customer with access to technical personnel to assist Customer on a 24 x 7 x 365 basis for the number of hours per month as set forth in the Schedule. In the event that the Customer exceeds the number of hours indicated on the Schedule in any month, Customer may then elect to have SunGard attempt to resolve the problem on a time and materials basis at SunGard's then prevailing hourly rate. Operational Support shall include: (i) execution of a command or series of commands as directed by Customer to determine operating status or to facilitate configuration changes; (ii) enlisting of vendor support as requested by Customer, (iii) visual inspection of Equipment including power up, restart or reboot as directed by Customer; (iv) insertion and ejection of media as directed by Customer. and (v) preparation of media for pickup at the Designated Facility as requested by Customer. Customer is responsible for providing all media, related materials, storage containers and any off-site storage contract for the media.

     b. EQUIPMENT MANAGEMENT SERVICES. SunGard shall provide Equipment Management Services for the Equipment set forth on the Schedule. Equipment Management Services include: (i) resolution of detected Equipment failures; (ii) coordination of preventative maintenance;
          (iii) installation of microcode or firmware upgrades; (iv) power cycling or reboot; (v) issuance of software or firmware commands; and
          (vi) physical inspection of all Equipment components. Further, with respect to Customer-provided Equipment, Customer is responsible for obtaining consent of the maintenance vendor in order for SunGard to act as Customer's agent.

     c. OPERATING SYSTEM MANAGEMENT SERVICES. SunGard shall provide Operating System (OS) Management Services for those servers or partitions set forth on the Schedule. Operating System Management Services include:
          (i) the initial OS build on the server, (ii) OS patch maintenance, including one (1) version upgrade per contract year, if available from the vendor, and upon Customer request; (iii) resolution of detected OS failures; (iv) OS configuration changes upon Customer request; (v) configuration of OS level backups; and (vi) management of root security access. Customer must provide SunGard with exclusive control of root security access to be eligible for the Service Level Commitment specified in Section I. Customer acknowledges that SunGard will install utility software on the contracted OS in order for SunGard to provide those Services.

     d. DATABASE MANAGEMENT SERVICES. SunGard shall provide Database (DB) Management Services for the number of servers and instances as set forth on the Schedule. Database Management Services include: (i) the initial DB build on the server; (ii) DB patch maintenance including one (1) version upgrade per contract year, if available from DB vendor, and upon Customer request; (iii) resolution of detected DB failures; (iv) table compaction or reorganization upon Customer request; (v) DB configuration changes upon Customer request and (iv) management of DB security access in accordance with Customer-supplied specifications.

     e. OPERATING SYSTEM ASSIST SERVICES. SunGard shall provide Operating System (OS) Assist Services for those servers or partitions as set forth in the Schedule. Operating System Assist Services include the following activities AS REQUESTED BY CUSTOMER AND FOLLOWING CUSTOMER
          INSTRUCTIONS: (i) initial OS build on the server; (ii) OS patch installation; (iii) assistance in resolution of detected OS failures;
          (iv) OS configuration changes; and (v) configuration of OS level backups. Customer acknowledges that SunGard will need to install utility software on the contracted OS in order to provide this Service.

     f. DATABASE ASSIST SERVICES. SunGard shall provide database (DB) Assist Services for the number of servers and instances as set forth in the Schedule. Database Assist Services include the following AS REQUESTED BY CUSTOMER AND WITH CUSTOMER


                                   Page 3 of 9
                                      MITE

     INSTRUCTIONS: (i) the initial DB build on the server; (ii) DB patch installation; (iii) assistance in resolution of detected DB failures; (iv) table compaction or reorganization; (v) DB configuration changes; and (iv) DB security changes.

     g. SYSTEM UTILITY SERVICES. SunGard shall provide System Utility Services for the specific operating system utilities set forth in the Schedule. System Utility Services include: (i) Software Installation Services (as defined below) for the utility software; (ii) releases and maintenance uplifts and patches upon Customer request; utility software patch maintenance upon Customer request; (iii) one (1) version upgrade per contract year, if available from utility software vendor and upon customer request; (iv) resolution of detected utility software failures; (v) utility software configuration changes upon Customer request; and (vi) management of root security access, if applicable to the utility. This Service is only available for utility software currently supported by SunGard.

     h. PRODUCTION CONTROL SERVICES. SunGard shall provide Production Control Services for the number of hours set forth in the Schedule. Production Control Services support Customer-provided production jobs, tasks and schedules. Production Control Services include: (i) altering of schedules upon Customer request; (ii) monitoring schedules; (iii) and responding to schedule failures as directed by Customer. This Service is only available for production jobs that are managed with scheduling software currently supported by SunGard.

C. NETWORK SERVICES

1. Network services include those network services and Internet Access Services (as defined below) identified in a Schedule and as described below ("Network Services"). Network Services shall be provided at the price specified in the Schedule. The Network Services identified within the Schedule shall be made available to Customer on an exclusive, 24-hour, 7-day per week basis (excluding downtime attributable to previously scheduled routine and preventative maintenance). All circuits will be connected between the entry point on the SunGard network, as designated and coordinated by SunGard ("point of presence"), and the Designated SunGard Facility set forth in the Schedule. If selected on a Schedule, SunGard shall provide connectivity between the Customer location specified in the Schedule to the point of presence.

2. Internet access services provide Customer with access to the Internet from the Designated Facility specified in the Schedule ("Internet Access Services"). The Internet is not owned, operated or managed by, or in any way affiliated with, SunGard or any of SunGard's affiliates. The Internet is an international computer network of both Federal and non-Federal inter-operable packet switched data networks. SunGard cannot and will not guarantee that the Internet Access Services will provide Internet access that is sufficient to meet Customer's needs. Customer agrees that its use of the internet is solely at its own risk and is subject to all applicable local, state, national and international laws and regulations ("Applicable Laws"). Customer represents and warrants that it will comply with all Applicable Laws in its use of the Internet Access Services.

3. Customer hereby acknowledges receipt of SunGard's Network Policies and agrees to comply with such Policies at all times while utilizing the Network Services. Customer acknowledges that SunGard may from time-to-time revise its Network Policies, which revisions will be communicated to Customer in writing, by posting on SunGard's web site at http://www.mySunGard.com or via email notification. Customer also acknowledges that a breach of any of the Network Policies may result in the termination of the Network Services if any such breach is not cured within twenty-four (24) hours of SunGard's written notice of such breach to Customer. SunGard shall have no liability to Customer for any restriction or termination of the Network Services pursuant to Customer's violation of the Network Policies.

4. Network addresses assigned from a SunGard IP network block are non-portable. Network space allocated by SunGard must be returned to SunGard in the event Customer discontinues Internet Access Services as defined in this Exhibit for any reason, or upon expiration of the Schedule.

5. MANAGED INTERNET ACCESS SERVICES. Managed Internet Access Services provide Customer with a dedicated IP connection of Committed Bandwidth Tier Level (as defined on the Schedule) as selected by Customer. Customer can contract to burst above the selected Committed Bandwidth Tier Level up to the Burstable Limit set forth on the Schedule ("Incremental Burstable Limit"), subject to available bandwidth on SunGard's network. Customer's selected Committed Bandwidth Tier Level as well as the associated Incremental Burstable Usage Fees are specified in the Schedule. Customer's monthly billing is based on the Committed Bandwidth Tier Level and the actual level of sustained burstable usage ("Burstable Usage"). An Incremental Burstable Usage Fee will be charged for each Mbp(s) exceeding the contracted Committed Bandwidth Tier Level. All Incremental Burstable Usage Fees are invoiced monthly in arrears. Customer's Burstable Usage level is determined by traffic samples taken every five (5) minutes over the course of a month. The traffic samples are ranked from highest to lowest with the top five-percent (5%) discarded to account for temporary traffic bursts. The level at which 95% of the samples fall, will be the Customer's Burstable Usage for that month and will determine the Customer's total Incremental Burstable Usage Fees. Burstable Usage will be determined based upon Customer's utilization data as maintained by SunGard. In addition, Managed Internet Access Services include domain name administration services for primary and/or secondary domain names for Customer registered domains as specified in the Services Guide.

6. CIRCUIT PROVISIONING SERVICES. SunGard shall provide technical support to assist Customer with provisioning third party telecommunication circuits. Circuit Provisioning Services for SunGard-provided access include: (i) assistance with provisioning dedicated third party circuits; (ii) monitoring and management of circuits; (iii) Device Monitoring (as defined in this Exhibit); and (iv) management of a SunGard-provided router. Circuit Provisioning Services for Customer-provided access include: port connections from


                                   Page 4 of 9
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SunGard's network distribution center to Customer-provided Equipment within the
Space. Customer must complete a Customer-provided access form, before any telecommunications circuits can be connected to Customer-provided Equipment within the Space.

7. MANAGED CIRCUIT SERVICES. SunGard shall provide network management services for the network termination equipment and circuit termination located at the Customer premises and at the Designated SunGard Facility defined on the Schedule. As part of Managed Circuit Services, SunGard will: (i) provide and install the hardware; (ii) provision the circuits; (iii) provide 7x24 monitoring/management of the router and circuits; (iv) perform a physical inventory of the router(s) and circuit termination equipment situated at the Customer premises (such information will be maintained in SunGard's contract information system); and (v) coordinate, as necessary, vendor maintenance with respect to the circuit termination equipment.

8. LOCAL LOAD BALANCING SERVICES. SunGard shall provide Local Load Balancing Services for the actual number of load balancer devices within a single Designated SunGard Facility as set forth in the Schedule. Local Load Balancing Services include: (i) Equipment Management Service; (ii) Device Monitoring;
(iii) load balancer policy configuration upon Customer request; and (iv) resolution of load balancer problems. If Customer contracts for a redundant local load balancer pair, SunGard shall provide dual local load balancer devices configured to provide redundancy should one of the local load balancers fail to operate.

9. GEOGRAPHIC LOAD BALANCING SERVICES. SunGard shall provide Geographic Load Balancing Services for the actual number of load balancer devices situated across multiple Designated SunGard Facilities as set forth in the Schedule. Geographic Load Balancing Services include Equipment Management; Device Monitoring; load balancer policy configuration upon Customer request; and resolution of load balancer problems. If Customer contracts for a redundant geographic load balancer pair, SunGard shall provide dual local load balancer devices configured to provide redundancy should one of the geographic load balancers fail to operate.

D. BUSINESS CONTINUITY SERVICES

1. Enterprise Storage Management Services. SunGard shall provide Enterprise Storage Management Services for the amount of storage and in association with the specific servers (target servers) set forth on the Schedule. Enterprise Storage Management Services include: (i) initial installation of connectivity between storage device and target server(s); (ii) initial allocation and configuration of storage units to target servers in accordance with Customer-provided instructions and documentation; and (iii) problem resolution related to storage connectivity and storage device. If Customer has contracted for OS Management Services for the target servers, then Enterprise Storage Management Services shall also include: (i) the initial installation and configuration of path management software; (ii) installation of storage management software and related device driver software on target servers; (iii) application of maintenance changes; and (iv) problem resolution of path management software, storage management software and related device driver software. Alteration of the storage allocations, the number of connections, the number of target servers, or hardware and software replacements, will require an upgrade to the affected Schedule prior to the service being rendered by SunGard.

If Enterprise Storage Management Services are provided through the SunGard shared storage area network (SAN), the Services also include: (i) monitoring and maintenance of SAN performance and capacity; (ii) SAN capacity upgrades; and
(iii) maintenance services for the storage device.

If Enterprise Storage Management Services are provided through dedicated and/or Customer-provided storage devices, the Services shall include Equipment Management Services for the associated storage devices. Customer acknowledges that the specifications for the design of the storage device must include remote connectivity capability to the hardware, software and network connectivity, as SunGard will facilitate such changes through SunGard's management network.

Enterprise Storage Management Services are only available if SunGard supported storage and network devices, servers, and adapters, as specified in the Services Guide, are utilized in the solution. Enterprise Storage Management does not include installation or support for volume management or volume replication software.

2. MANAGED TAPE BACKUP SERVICES. SunGard shall provide Managed Tape Backup services for the amount of storage, and in association with the specific servers (target servers), as set forth in the Schedule. Managed Tape Backup Services include: (i) initial connectivity between backup network and target servers;
(ii) installation of backup agent software on target servers; (iii) configuration of daily backup schedules in accordance with Customer request;
(iv) execution of daily backup schedules; (v) retention of daily backups for 35 days; (vi) file restore from tape upon Customer request; and (vii) modifications to the backup schedule upon Customer request. If Customer subscribes to Database Management Services, SunGard will define and implement Database backup and restore methodology as part of Database Management Services, otherwise Customer acknowledges that Customer is responsible for the backup and restoration methodology for databases.

SunGard will use all reasonable efforts to schedule backups within the Customer identified back-up window(s). SunGard cannot guarantee that back-up schedule(s) will be completed within Customer's desired back-up window(s) as backup times are dependant on the number of files and the quantity of data to transfer. If back-up schedules cannot be completed in Customers desired back-up window, a customized solution may be required. A customized solution will require an additional Schedule and a detailed Statement of Work, identifying any additional hardware, software and service requirements.

Customer must provide one (1) dedicated network interface per target server, of the type and capability as recommended by SunGard, for connectivity to backup network. Customer agrees to provide SunGard with permanent administrative access to all target servers


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requiring Managed Tape Backup Services. If the Customer-provided network interface for the Customer production network does not also provide SunGard with access to the target servers, Customer must provide an additional dedicated network interface for connectivity to Subscriber's server(s).

3. BUSINESS RECOVERY SERVICES. Sungard shall provide Business Recovery Services for the devices as set forth in the Schedule. The Services shall be as delineated in a Statement of Work which will be attached to the applicable Schedule. Business Recovery Services may include: (i) disaster recovery services for the Equipment situated in the Space; (ii) maintenance of a disaster recovery plan; (iii) coordination of one (1) annual disaster recovery plan test exercise; and (iv) reasonable technical support during scheduled recovery tests, as specified in the Statement of Work.

E. SECURITY SERVICES

1. MANAGED FIREWALL SERVICES. SunGard shall provide Managed Firewall Services for the number of firewalls set forth on the Schedule and one (1) Virtual Private Network (VPN) tunnel for each firewall. Managed Firewall Services include: (i) Equipment Management Services; (ii) Device Monitoring; (ii) firewall configuration based on Customer's written specifications; and
(iv) resolution of firewall problems. If Customer subscribes to dual firewalls per device (i.e. router, server etc.), SunGard shall provide dual firewall devices configured to provide redundancy should one of the firewalls fail to operate.

2. MANAGED INTRUSION DETECTION SERVICES. SunGard shall provide Managed Intrusion Detection Services (IDS) as set forth on the Schedule as Network IDS and/or Host IDS. For Network IDS, the Services are provided for the number of IDS appliances and network(s) as set forth in the Schedule. If multiple networks are to be monitored, the network architecture must support routing across the networks that are being monitored. For Host IDS, the Services are provided for the number of servers as set forth in the Schedule. IDS includes: (i) installation and configuration of IDS hardware and software; (ii) configuration of IDS rules;
(iii) resolution of IDS configuration problems; (iv) signature file appliance and management; (v) monthly backup of Customer specified files; (vi) 24x7x365 intrusion monitoring and notification to Customer of detected intrusion alerts; and (vii) a monthly report of IDS incidents.

3. MANAGED VULNERABILITY ASSESSMENT SERVICES. SunGard shall provide Managed Vulnerability Assessment Services for the number of IP addresses set forth in the Schedule. Managed Vulnerability Assessment Services are delivered over the Internet or internally to scrutinize Customer's Internet facing OR internal facing devices for security vulnerabilities. Managed Vulnerability Assessment
Services: (i) identify all visible perimeter and/or network devices and map all underlying Customer network devices that are accessible from the Internet and provide information about each device; (ii) characterize devices as access gateways, routers, or other types of equipment, by machine type and operating system; (iii) provide information, such as Customer network span and machine names, and where possible, identifying information about private networks and intranets; and (iv) identify all common TCP/IP services, such as HTTP servers, SMTP servers, and telnet or SSH servers. Scans are conducted monthly or quarterly on a date that is mutually agreed to between the parties. Customer will be provided with a report which includes a summary of the security of the network devices, including summary information about the scan, general network information, specific host information, a list of detected vulnerabilities and an executive overview that provides a global view of the security level of all networks and IP addresses, and changes since the last scan.

4. PENETRATION TESTING SERVICES. SunGard shall provide Penetration Testing Services for the IP address(s) set forth in the Schedule. Penetration Testing Services include: (i) a semi-annual attempted penetration of the target IP segments; (ii) potential discovery of vulnerabilities; and (iii) a report detailing the results of the test.

Managed Intrusion Detection Services, Managed Vulnerability Assessment Services, and Penetration Testing Services are provided, in part, by SunGard's designated third party contractor.

F. MONITORING SERVICES

Monitoring Services include: (i) the implementation by SunGard of monitoring rules provided by Customer for the requested device(s), database(s), platform(s) or website(s); (ii) 24 x 7 x 365 monitoring of alerts generated by the Monitoring Services; and (iii) notification to Customer of monitoring alerts that may include a service impacting event (as defined in the Services Guide). Customer agrees to complete and return all forms provided by SunGard so that SunGard can implement the Monitoring Services. Monitoring Services are provided within a measurement period ("polling period") whereby the monitoring system detects resource availability or resource utilization. There may be occasions when monitored resources reset completely within the polling period and therefore may not be monitored during such reset period.

1. DEVICE MONITORING SERVICES. SunGard shall provide Device Monitoring Services for the number of devices set forth in the Schedule. Device Monitoring Services include the detection of the failure of a device(s) to respond. The frequency of the polling of devices will be every five (5) minutes.

2. DATABASE MONITORING SERVICES. SunGard shall provide Database Monitoring Services (DBMS) for the number of servers and the number of databases set forth in the Schedule. Database Monitoring services include provision and installation of a monitoring agent and monitoring of table-space utilization, DBMS logs and DBMS related file systems. The frequency of polling will be every five (5) minutes.


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                                      MITE

3. PLATFORM MONITORING SERVICES. SunGard shall provide Platform Monitoring Services for the number of servers and the number of operating system partitions set forth in the Schedule. Platform Monitoring Services include provision and installation of a monitoring agent, monitoring of CPU, memory, and system utilization, as well as monitoring of IP port availability. The frequency of polling will be - every five (5) minutes.

4. BASIC WEBSITE MONITORING SERVICES. SunGard shall provide Basic Website Monitoring Services for the number of URLs set forth in the Schedule. Basic Website Monitoring Services include the detection of HTTP error codes as further described in the Services Guide and URL failure to respond to an HTTP GET request within a specified threshold. The frequency of the polling of URLs will be every five (5) minutes.

5. ADVANCED WEBSITE MONITORING SERVICES. SunGard shall provide Advanced Website Monitoring Services for the number of transactions set forth in the Schedule. Advanced Website Monitoring Services include the development of a specific URL sequence as a synthetic user; and the detection of transaction failures as developed. Transactions may include up to five (5) discrete steps. The polling frequency of the actual transaction(s) will be determined during transaction development. Customer agrees to provide a technical contact to assist SunGard in the development of each transaction.

6. WEBSITE REPORTING SERVICES. SunGard shall provide Website Reporting Services for the number of URLs set forth in the Schedule. Website Reporting Services include streaming media and proxy server traffic analysis and content navigation assessment including link analysis using industry standard website performance monitoring tools.

G. PROBLEM RESOLUTION

1. DETECTION, NOTIFICATION AND DIAGNOSIS. Within fifteen(15) minutes of SunGard's determination that there has been a service impacting event, SunGard will notify Customer of the problem (unless SunGard was first notified by Customer). If the service impacting event is associated with a device(s) for which Customer has contracted with SunGard for Equipment Management Services, then SunGard shall immediately engage then-available technical support to assist in problem diagnosis. If the appropriate technical support resource has not been assigned to problem analysis within fifteen (15) minutes of problem determination, escalation to the next level of Technical Services Management (as defined in the Services Guide) occurs, culminating with escalation of the problem to the Vice President of Operations at the Designated SunGard Facility in accordance with SunGard's standard operational procedures.

2. RESOLUTION OF SERVICE IMPACTING EVENT. As necessary, following the detection and notification to Customer of a service impacting event associated with a device for which Customer has contracted with SunGard for Equipment Management Services, if the problem has resulted in a service outage, SunGard will continue to escalate the problem internally until the service is restored. If the service is not restored within thirty (30) minutes of determination, escalation to the Technical Services Manager and Customer Services occurs. If the service is not then restored within sixty (60) minutes, escalation to the Technical Services Director occurs. If the service is not then restored within ninety (90) minutes, escalation to Vice President of Operations occurs. SunGard shall provide continuous support to Customer in accordance with the terms of the Agreement for problem resolution until the service has been restored. As necessary, SunGard shall coordinate with the applicable maintenance vendor to facilitate resolution of the issue.

H. TRANSITION SERVICES

Upon expiration/cancellation of a Schedule to this Exhibit for any reason other than due to an uncured material breach by Customer, and provided Customer is not in default of its payment obligations under the applicable Schedule, SunGard shall provide Customer with reasonable and orderly transition services and information and documentation that reasonably may be needed by Customer in connection with the orderly and expeditious transition of the Services ("Transition Services"). The Transition Services shall be provided for a period of up to one hundred twenty (120) days, provided Customer continues to make timely payments of the Monthly Fees attributable to all Schedules to the Agreement.

I. SERVICE LEVEL COMMITMENTS

1.   INTERNET ACCESS AVAILABILITY.

     - GUARANTEE - SunGard guarantees that during any calendar month, its Internet protocol network utilized to access the Internet from the Designated SunGard Facility will have availability of 99.99% for Customer to transmit to, and receive information from, the Internet.

     - DEFINITION - "Internet availability" is defined as the ability to route a data packet from Customer's environment located within a cabinet or suite in the Space, to the egress point to the public Internet.

     - MEASUREMENT - SunGard will measure availability of the SunGard Internet protocol network by computing the total number of successful performance measurements between agents as a percentage of the total number of attempts between agents. "Agents" are defined as passive devices that are located in every SunGard hosting facility. Network error conditions are considered "failed attempts". Measurements will be posted to SunGard's web site at http://www.mySunGard.com.


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                                      MITE

     - REMEDY - If SunGard fails to provide Internet access in accordance with the Guarantee, then Customer is entitled to a credit of one (1) day's Service Fee for the Services on the applicable Schedule. If Customer exceeds eight (8) or more cumulative full hours of unavailability during a calendar month, Customer shall be issued a total credit of one (1) month's Service Fee under the applicable Schedule for the calendar month in which SunGard failed to meet the Internet Access Availability Guarantee.

2.   LATENCY.

     - GUARANTEE - SunGard guarantees that the average round trip latency between any two agents within SunGard's Internet protocol network will not exceed an average of 75 milliseconds in North America during any calendar month.

     - DEFINITION - Latency is defined as the round trip time it takes for a data packet to travel between two agents within SunGard's Internet protocol network. "Agents" are defined as passive devices that are located in every SunGard hosting facility. Each agent is placed on that hosting facility's network infrastructure to take measurements across the SunGard Internet protocol network.

     - MEASUREMENT - SunGard will measure latency by averaging sample measurements taken during the prior calendar month between agents on SunGard's Internet protocol network. SunGard records the packet measurement based on the time in milliseconds that it takes to send a data packet and to receive the acknowledgement of that data packet. Measurements shall be posted to SunGard's web site at http://www.mySunGard.com.

     - REMEDY - If SunGard's average monthly latency is greater than the Guarantee above, then Customer is entitled to a credit of one (1) day's Service Fees for the applicable Schedule for the calendar month in which SunGard failed to meet the average trip Latency Guarantee.

3.   PACKET DELIVERY.

     - GUARANTEE - SunGard guarantees a monthly average success rate of 99% for packet delivery through SunGard's Internet protocol network.

     - DEFINITION - "Unsuccessful delivery" is defined as packets dropped due to transmission errors or router overload before exiting the SunGard Internet protocol network.

     - MEASUREMENT - SunGard shall measure packet loss by the number of re-transmitted data packet requests. All data packet retransmits are assumed to be due to a lost packet. Daily measurements will be summed and then divided by thirty (30) to calculate a monthly average. Measurements will be posted to SunGard's web site at http://www.mySunGard.com.

     - REMEDY - If SunGard's average successful monthly packet delivery is less than 99%, then Customer is entitled to a credit of one (1) day's Service Fees for the applicable Schedule for the calendar month in which SunGard failed to meet the monthly Packet Delivery Guarantee.

4.   POWER.

     - GUARANTEE - SunGard guarantees 100% power availability in all of the fully hardened SunGard facilities.

     - DEFINITION - Provision of uninterrupted power to the Designated SunGard Facility infrastructure and to the Equipment located within the Designated SunGard Facility in accordance with equipment manufacturer's specifications. Customer will be provided with dual power feeds via physically diverse power distribution units. Customer's Equipment must support multiple redundant power feeds or integrate a static switch which will provide redundancy to a single fed piece of Equipment, in order to qualify for the Guarantee.

     - MEASUREMENT - Power availability is measured as the unscheduled time that the SunGard-provided dual power feeds were simultaneously unavailable.

     - REMEDY - If power is unavailable as a result of SunGard's actions or inactions, such that Customer's Services are interrupted, then Customer is entitled to a credit of one (1) day's Service Fees for the applicable Schedule for each incident. If Customer exceeds eight (8) or more cumulative full hours of unavailability during a calendar month, Customer shall be issued a total credit of one (1) month's Service Fee under the applicable Schedule for the calendar month in which SunGard failed to meet the Power Availability Guarantee.

5.   SERVER AVAILABILITY.

     - GUARANTEE - The servers for which Customer has contracted with SunGard for each of the following services: Equipment Management Services; Operating System Management Services; and Platform Monitoring Services (hereinafter referred to as "the System") shall be operational and available to Customer 99.9% of the time during the Agreed Term of the Schedule. The System


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                                      MITE
          includes the Equipment and the operating system situated thereon and does not include the network infrastructure connected to the server.

     - MEASUREMENT - System Availability will be measured utilizing internal monitoring software to measure the availability of Customer's System. The System shall be deemed available if the System is responsive to standard ICMP or SNMP requests.

     - REMEDY - If during any three (3) month period, System Availability for two (2) months (consecutive or non-consecutive) falls below the applicable percentage as an average for the month, SunGard will credit Customer ten percent (10%) of the then current Monthly Fee for the affected Schedule, for each of the two months during which the Service Level was not met.

6.   NETWORK HARDWARE AVAILABILITY.

     - GUARANTEE - Network hardware components which are provided by SunGard to facilitate Local Load Balancing Services, and/or Geographic Load Balancing Services which are configured in a redundant configuration, wherein all single points of failure have been eliminated, shall be operational and available to Customer 99.99% of the time during the Agreed Term of the Schedule. Notwithstanding the foregoing, for all network hardware provided by SunGard in which the hardware is configured in a single architecture, SunGard commits that associated network hardware shall be operational and available to Customer 99.5% of the time during the Agreed Term of the Schedule.

     - MEASUREMENT - SunGard shall monitor the network hardware and the network devices shall be polled every 5 minutes via a standard ICMP or SNMP poll.

     - REMEDY - If during any three (3) month period, network hardware availability for two (2) months (consecutive or non-consecutive) falls below the applicable Guarantee percentage as an average for the month, SunGard will credit Customer ten percent (10%) of the then current Monthly Fee for the affected Schedule, for each of the two months during which the Service Level was not met.

7.   NOTIFICATION.

     - GUARANTEE - SunGard shall notify Customer, in the manner as set forth herein and in SunGard's Services Guide within fifteen (15) minutes after SunGard has determined that Customer's Equipment/Services are unavailable.

     - REMEDY - SunGard shall credit Customer one (1) day's Service Fees for the applicable Schedule for the calendar month in which SunGard fails to meet the Notification Guarantee, which will not exceed eight (8) one (1) day credits per calendar month. In the event that Customer notifies SunGard regarding unavailability of Equipment/Services, this remedy is not operational.

8.   REMEDIES GENERAL.

If SunGard fails to meet a defined Service Level during the Agreed Term of the Schedule, as Customer's sole monetary remedy, Customer shall be entitled to receive the credits as reflected herein by Service Level. Failure to meet the same Service Level three (3) times in any contract year shall entitle Customer the right to terminate the applicable Schedule upon ninety (90) days prior written notice to SunGard. In no event will the total credits for any occurrence exceed Customer's then current Monthly Fee for the applicable Schedule.

SunGard shall not be responsible for the failure to meet a Service Level if the failure is caused by: (a) the breach of the Agreement or this Exhibit by Customer; (b) the negligence or intentional acts or omissions of Customer or its employees or agents; (c) Equipment malfunction (provided said Equipment has been maintained by SunGard in accordance with the terms of the Agreement); or (d) "Software Failure" as defined in the Agreement. In addition, any scheduled maintenance (including upgrades, repair or component replacement or scheduled backups) or other mutually agreed-to downtime shall not be included in calculating any Guarantee has been met. (Collectively all of the above shall be referred to as "Exceptions"). In addition, the Guarantees do not include any downtime as a result of: (a) Customer-made changes to applications or data; (b) Customer retaining ROOT or ADMIN privileges; (c) Customer requiring SunGard to maintain, or continue to run unsupported software or hardware releases; (d) Customer refusing SunGard maintenance changes for any reason: or (e) Customer retaining access control to the devices for which SunGard is providing the Services.

                                                                 MIT0504 (Legal)


                                  Page 9 of 9
                                      MITE

                            RECOVERY SERVICES EXHIBIT
             TO THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                               DATED MARCH 31, 2007

A. RECOVERY SERVICES. Each Schedule to this Master Agreement specifies a Customer location ("Location"), the recovery services to be provided by SunGard to Customer for that Location ("Recovery Services"), the fees to be paid by Customer to SunGard for those services, and any other applicable terms.

1. DISASTER. A "Disaster" is any unplanned event or condition that renders Customer unable to use a Location or the equipment situated there for its intended computer processing and related purposes. By signing or amending a Schedule, Customer warrants that the Location specified in that Schedule is not at that time experiencing a Disaster. Customer may declare a Disaster by having one of its designated representatives give notice to SunGard stating that a Disaster occurred, identifying the affected Location, and specifying which Recovery Services Customer believes will be required. SunGard will then follow Customer's reasonable declaration procedures as provided to SunGard in the Disaster Declaration Authority form.

2. SELECTED SERVICES. Whenever Customer declares a Disaster, the Recovery Services to be provided by SunGard to Customer shall be the following services which were selected by Customer in the applicable Schedule:

     (a) CENTER-BASED RECOVERY SERVICES. Immediate and exclusive use of the services described below ("Center-Based Recovery Services"), which Customer may use during the period of time stated below, provided at a SunGard facility:

          (i) HOTSITE. An installed, fully operational computer system and networking capability ("Hotsite"), equal to or better than (in all material respects including equipment quality and processing capacity) the Hotsite Configuration described in the Schedule, which Customer may use for six (6) weeks.

          (ii) COLDSITE. Environmentally prepared computer space ("Coldsite"), properly equipped to facilitate the installation of a computer system comparable to the Hotsite Configuration, which Customer may use for six (6) months.

          (iii) OFFICE SPACE. An adequate and reasonable amount of office space in the same facility where the Hotsite or Coldsite is located, properly equipped to facilitate the installation of terminals, which Customer may use to operate that Hotsite or Coldsite.

          (iv) WORK GROUP SPACE. An adequate and reasonable amount of office space, properly equipped to accommodate the Work Group Configuration described in the Schedule, which Customer may use for six (6) weeks.

          (v) MEGAVOICE.(SM) SunGard's voice communications backup service for the number of communications ports stated in the Schedule, which Customer may use for six (6) weeks.

     (b) MOBILE RECOVERY SERVICES. Immediate and exclusive use of the services described below ("Mobile Recovery Services"), which Customer may use for the duration of a Disaster:

          (i) REPLACEMENT RECOVERY SYSTEM. A fully operational, relocatable computer system and networking capability ("Replacement Recovery System"), equal to or better than (in all material respects including equipment quality and processing capacity) the Mobile Configuration described in the Schedule, to be provided to Customer by one of the following methods at Customer's option:

               a. PRIMARY RECOVERY FACILITY. Access to the Replacement Recovery System at a SunGard facility where it is then installed.

               b. ALTERNATE RECOVERY FACILITY. Delivery of the Replacement Recovery System to a SunGard facility where it may be accommodated, within forty-eight (48) hours after SunGard receives the Disaster declaration notice.

               c. MOBILE DATA CENTER. Delivery of a properly equipped vehicle housing the Replacement Recovery System to a destination in the continental United States requested by Customer, within forty-eight (48) hours after SunGard receives the Disaster declaration notice.

               d. CUSTOMER FACILITY. Delivery of the Replacement Recovery System to a properly equipped facility located in the continental United States requested by Customer, within forty-eight (48) hours after SunGard receives the Disaster declaration notice.

          (ii) COMPUTER SPACE. Environmentally prepared computer space ("Computer Space"), properly equipped to facilitate the installation of a computer system comparable to the Mobile Configuration, to be provided to Customer by one of the following methods at Customer's option:

               a. SUNGARD FACILITY. Access to the Computer Space at a SunGard facility where the Replacement Recovery System may be accommodated.

               b. MOBILE COLDSITE. Delivery of a properly equipped vehicle housing the Computer Space to a destination in the continental United States requested by Customer, within forty-eight (48) hours after SunGard receives the Disaster declaration notice.

          (iii) SUPPLEMENTAL OFFICE SPACE. An adequate and reasonable amount of office space in the same SunGard facility where the Replacement Recovery System or Computer Space is located, properly equipped to facilitate the installation of terminals, which Customer may use to operate that Replacement Recovery System or Computer Space.

          (iv) MOBILE WORK GROUP SPACE. SunGard will commence the delivery of a vehicle properly equipped to accommodate the Mobile Work Group Configuration described in the Schedule, to a destination in the continental United States requested by Customer, within twenty-four (24) hours after SunGard receives the Disaster declaration notice.

          (v) QUICK SHIP EQUIPMENT. Delivery of equipment equal to or better than (in all material respects including equipment quality and processing capacity) the Quick Ship Equipment described in the Schedule, to a properly equipped facility in the continental United States requested by Customer, within forty-eight (48) hours after SunGard receives the Disaster declaration notice.

     (c) NETWORK SERVICES. Use, within two (2) hours after SunGard receives the Disaster declaration notice, of the network services described below ("Network Services"), which Customer may use for six (6) weeks:

          (i) CENTER TO CENTER. On-demand connectivity among SunGard facilities using the SunGard Global Network ("SGN") in accordance with the Network Configuration described in the Schedule.

          (ii) DEDICATED CIRCUIT. Dedicated connectivity between the Customer location described in the Schedule and the SunGard facility or SGN POP (point of presence) described in the Schedule, using a dedicated circuit that is either (a) procured and installed by SunGard or (b) procured and installed by Customer with installation management assistance from SunGard.

          (iii) NET REDIRECT SERVICES. On-demand connectivity between the SGN POP where the Customer's local circuit terminates and the SunGard facility described in the Schedule, which are designated as "Net ReDirect Metropolitan Services" when the SGN POP and SunGard facility are located in the same metropolitan area.

          (iv) IP REDIRECT SERVICES. On-demand, point-to-point or point-to-multipoint, Internet Protocol (IP) connectivity between the IP-enabled SGN POP where Customer is accessing the SGN and the IP-enabled SunGard facility described in the Schedule, with such connectivity delivered using a single Ethernet interface directly attached to a router at the Customer Location procured by either SunGard or Customer.

          (v) FRAME RELAY OR ATM PORT. On-demand use of a frame relay or ATM port on the SGN as described in the Schedule, to provide connectivity between Customer's frame relay or ATM network and the SGN. Customer shall be responsible for all costs and all necessary telecommunications vendor notifications and communications attributable to Customer's re-direction of Customer's frame relay/ATM permanent virtual circuit(s) to the SunGard frame relay or ATM DRO port.

          (vi) WEB REDIRECT SERVICES. On-demand access to the Internet from the SunGard facility described in the Schedule, using any of the multiple Internet service providers under contract with SunGard (which may require Customer to set up domains to use the Web ReDirect Services).

3. EXTENDED USE. During a Disaster, Customer may continue to use the Center-Based Recovery Services or the Network Services beyond the periods stated in Section A2(a) and A2(c), respectively, provided that this extended use shall be subject to immediate termination if and when any other customer declares a disaster and requires use of the Recovery Resources then being utilized by Customer.

4. COMPREHENSIVE DISASTER RECOVERY SUPPORT. WHENEVER CUSTOMER USES RECOVERY SERVICES DURING A DISASTER, SUNGARD'S SUPPORT STAFF (CONSISTING OF OPERATIONS, COMMUNICATIONS, SECURITY, TRANSPORTATION, SYSTEMS SOFTWARE AND CUSTOMER SUPPORT PERSONNEL, AS APPROPRIATE) SHALL PROVIDE COMPREHENSIVE SUPPORT TO CUSTOMER ON A 24-HOUR-A-DAY, 7-DAY-A-WEEK BASIS, AS NEEDED. During a Disaster, SunGard's Support Staff also shall assist Customer in contacting vendors and in obtaining replacement equipment.

5. TESTS. Promptly after execution of this Master Agreement, SunGard shall either notify Customer of available times to schedule a training workshop at a SunGard facility or provide instructions to Customer to conduct a computer based training workshop. Customer may use certain Recovery Services to test its disaster recovery capability ("Test") for the number of Test Periods stated in the applicable Schedule. Each Test Period entitles Customer to eight (8) hours of consecutive test time per contract year at a designated SunGard facility, on a non-cumulative basis. During each Test, Sungard's Support Staff shall provide reasonable supplies and support to Customer as needed, subject to availability. In order for SunGard to provide support to Customer for a scheduled Test, all Test plans must be provided to SunGard at least three (3) weeks prior to the Test date. Upon receipt of Customer's Test plan, SunGard will then assign a SunGard technical coordinator to review Customer's Test plan and coordinate Test support activities. Customer shall schedule Tests at least four (4) months in advance. Test time is available on a 24-hour-a-day, 7-day-a-week basis. Any Test Period(s) cancelled by Customer less than 45 days before the scheduled date will be applied against Customer's annual allotment of Test Periods, unless SunGard is able to utilize the cancelled time to provide test time to another customer. All Tests shall be subject to immediate cancellation or termination by SunGard, and shall be rescheduled as soon as possible, if and when any other customer declares a disaster and requests use of the Recovery Services being tested.

6. E-TESTING PROGRAM. Customer may, at its option, elect to participate in SunGard's E-Testing Program. The E-Testing Program is a web-based service designed by SunGard to facilitate efficiency of pretest communications, by allowing Customer to complete and submit Test plans online for any scheduled Test. Customer shall use the E-Testing Program only for its own internal purposes in testing certain Recovery Services with SunGard. Periodically, in its sole discretion, SunGard may change or discontinue the E-Testing Program. SunGard shall not be liable for any damages incurred by Customer as a result of Customer's access to, use of, or retrieval of Customer's Test plans, including damages caused by any viruses. SunGard represents that it shall not knowingly code or introduce any virus or other disabling code into the systems used to provide the E-Testing Program or Customer's Test plan. SunGard shall use commercially reasonable efforts to assist Customer, at no charge, in mitigating the effects of any virus that is coded or introduced into the system.

7. TEST SERVICES. SunGard's testing services are designed to provide reliable and repeatable Test services for operating system, application and data restorations ("Test Services") while Customer is using the Recovery Services for a Test. Whenever Customer schedules a Test of the Recovery Services, the Test Services provided by SunGard to Customer shall the Test services selected by Customer for the configurations identified in the applicable Schedule or Addendum.

8. SOFTWARE. All systems and utility software which SunGard has installed on the equipment used to provide the Recovery Services may be used by Customer during a Disaster or a Test.

9. TECHNOLOGY EXCHANGE. Upon Customer's request, SunGard will provide a list of computer and communications equipment that is then currently available to enhance the Recovery Services. Customer may exchange certain components of its configuration for hardware representing newer technology, by giving written notice to SunGard and signing an appropriate Addendum to the applicable Schedule. Upon the effective date of this exchange, the Monthly or Annual Fees due under that Schedule may increase by an amount reasonably determined by SunGard, based upon the difference between (a) SunGard's then prevailing Monthly or Annual Fees for the new hardware selected, and (b) the portion of the prior Monthly or Annual Fees covering the components that were replaced.

10. ACCOUNT EXECUTIVE. SunGard shall assign an Account Executive to Customer to assist in monitoring the continued viability of Customer's disaster recovery capability and to facilitate ongoing communications between Customer and SunGard.

11. HOTLINE. SunGard shall maintain a toll-free customer support telephone service, on a 24-hour-a-day, 7-day-a-week basis, which Customer may use as needed.

12. USER GUIDE. Customer shall receive on-line access to SunGard's current User Guide for the Recovery Services and all applicable updates and revisions, as and when issued. Access is available at http://www.mysungard.com.

13. ACTIVATION MANUAL. Customer may select in the Schedule to receive an Activation Manual. If Customer does so, then SunGard will prepare and deliver to Customer, within 120 days after the Schedule is signed by SunGard, an Activation Manual that will serve as a guideline for Customer's use of the Mobile Data Centers and will contain placement recommendations, vendor contact information, and electrical and communication requirements. SunGard's obligation to prepare and provide the Activation Manual is subject to Customer's reasonable cooperation and the availability of key Customer personnel to assist with the preparation of the Activation Manual.

B. MAINTENANCE AND USE OF RECOVERY RESOURCES. The terms of this Section B are intended to ensure that the facilities, equipment, network and other resources used by SunGard to provide the Recovery Services ("Recovery Resources") are properly maintained and used, and to protect the respective interests of the parties in using the Recovery Resources.

1. MAINTENANCE. SunGard shall maintain vendor-specified proper operating environments at its facilities and in its vehicles used to provide the Recovery Services. SunGard shall adhere to vendor-recommended procedures and policies for proper maintenance of the Recovery Resources, including necessary remedial maintenance and regularly scheduled preventive maintenance. SUNGARD WARRANTS TO CUSTOMER THAT THE RECOVERY RESOURCES SHALL BE MAINTAINED IN A STATE OF

     READINESS AT ALL TIMES, CONSISTENT WITH SUNGARD'S OBLIGATIONS UNDER THIS MASTER AGREEMENT.

2. SIGNIFICANT CHANGES. SunGard may change the Recovery Resources and shall give written notice to Customer at least 60 days before making any significant change that might substantially and adversely impact Customer. Customer shall then have an adequate and reasonable number of free additional Test Periods to Test the affected Recovery Services. If, in Customer's reasonable judgment, any such change substantially and adversely impacts Customer to the extent that Customer cannot use the affected Recovery Services, then Customer may terminate the affected Recovery Services by giving written notice to SunGard within ten (10) days after Customer first uses the affected Recovery Services for either a Disaster or Test.

3. AUDITS. At any time except when the Recovery Resources are being used during a disaster or a confidential test, Customer may, at its expense, audit the Recovery Resources to verify SunGard's compliance with this Master Agreement. SunGard also shall permit any regulatory authority having jurisdiction over Customer to inspect the Recovery Resources. SunGard shall, at its expense, have the Recovery Resources annually reviewed by an independent third-party auditor, whose reports shall be furnished to Customer upon request.

4. STANDARD PROCEDURES. SunGard shall maintain reasonable and uniform policies regarding security, safety, operations and other procedures for accessing and using the Recovery Resources during disasters and tests. In the case of network resources, these policies ("Network Policies") incorporate the policies, rules and regulations of SunGard's underlying network and Internet service providers. All of these policies are included in SunGard's on-line User Guide and in other written documents provided by SunGard to its Customers from time to time. Both SunGard and Customer shall comply with these policies in all material respects and shall use all Recovery Resources in accordance with manufacturer specifications. Before the conclusion of any Test or Disaster, Customer shall remove, erase or destroy all Customer Confidential Information it maintained in any form, recorded on any medium, or stored in any storage system as part of its use of the Recovery Services.

5. SPECIAL PROCEDURES. If Customer gives written notice to SunGard describing any special data protection or other security procedures used by Customer, then SunGard shall use commercially reasonable efforts to help implement those procedures whenever Customer is using the Recovery Resources. Customer shall be responsible for any additional expenses reasonably incurred by SunGard in implementing Customer's special procedures.

6. MOBILE RESOURCES. Title to all of the Recovery Resources used to provide Mobile Recovery Services ("Mobile Resources"), wherever located, shall remain in SunGard or its supplier, except for any Quick Ship Equipment as to which Customer properly exercises its purchase option, if any, described in the applicable Schedule. With respect to any Mobile Resources for which the destination is not a SunGard facility, (a) Customer shall obtain or provide, at Customer's expense, all permits, landlord consents and other authorizations, and all communications, power and other utility lines and equipment, needed to possess, locate or use the Mobile Resources at that destination, (b) Customer shall be responsible for the security of the Mobile Resources at that destination, (c) with respect to any SunGard vehicle, Customer shall provide a suitable location for SunGard to park the vehicle (which location SunGard may disapprove in its reasonable discretion), (d) Customer shall not relocate the Mobile Resources without SunGard's prior written consent which will not be unreasonably withheld,
     (e) when Customer's use or right to use the Mobile Resources during a Disaster or Test ends, Customer shall comply with SunGard's return delivery or shipment instructions, and (f) if the Mobile Resources do not include a SunGard vehicle, then Customer shall provide a proper operating environment for the Mobile Resources.

7. NETWORK RESOURCES. SunGard shall privately manage the SGN as a protocol-independent, multi-layer network. After Customer has been switched onto the SGN, the applicable Network Services will be available on a 24-hour-a-day, 7-day-a-week basis excluding downtime attributable to routine and preventative maintenance. Dedicated circuits connecting Customer locations to SunGard facilities or SGN POPs are provided by third parties and do not constitute Recovery Resources. The Network Services are provided subject to the availability of the necessary services by SunGard's underlying network and Internet service providers. SunGard may, without penalty, and by providing Customer with thirty (30) days prior written notice, terminate any Schedule or withhold provision of the Network Services if: (a) SunGard's underlying network and Internet service providers withdraw or substantially alter any underlying tariff(s) resulting in a material, adverse effect on SunGard's operational or financial ability to provide the Network Services; or (b) any public utility commission or other regulatory authority asserts jurisdiction over the Network Services, such that SunGard would be required to submit to common carrier, public utility or other regulation to which SunGard is not now subject.

8. FEES AND EXPENSES. Customer shall be responsible for (a) any applicable Disaster Fees as indicated on a Schedule, (b) all communications and similar third party charges resulting from Customer's use of the Recovery Resources, (c) all power, fuel and other utility charges resulting from Customer's use of the Recovery Resources, except the initial six weeks of Hotsite use and except for Tests, (d) all costs associated with the transportation, delivery, operation and ongoing support of Mobile Resources used by Customer, and (e) all costs associated with the installation and de-installation of Mobile Resources used by Customer at non-SunGard locations.

C. MULTIPLE DISASTER. Customer's rights of immediate and exclusive use of the Recovery Services, as provided in Section A2, shall be subject to the possibility that one or more other customers ("other affected customers") could declare a disaster at the same time as (or before or after) Customer and require use of the same Recovery Resources at the same time as Customer ("Multiple Disaster"). The following provisions are intended to avoid or minimize contention for Recovery Resources during Multiple Disasters.

1. PRIORITY RESOURCES AND SHARED RESOURCES. All Recovery Resources shall be available on a priority use basis ("Priority Resources") except for those designated by SunGard as available on a shared use basis ("Shared Resources"). SunGard's designations of Shared Resources shall be made in its reasonable discretion and shall be subject to change without notice.

2. ACCESS AND USE PROCEDURES. Access to and use of Recovery Resources during disasters shall depend upon whether the Recovery Resources are Priority Resources or Shared Resources and, with respect to Priority Resources, the order in which disasters are declared. SunGard shall maintain records of its receipt of disaster declarations, which shall be the exclusive basis for determining the order in which disasters are declared.

     (a) Customer shall have priority rights of access to and use of applicable Priority Resources that are not then being used by other affected customers who previously declared disasters. Use of such Priority Resources is exclusive for as long as Customer is entitled to use them under Section A2.

     (b) Customer and all other affected customers shall have equal rights of access to and use of applicable Shared Resources, irrespective of the order in which disasters occur or are declared. Use of Shared Resources may be exclusive at times, but remains subject to the possible need for shared or allocated use with other affected customers. In an effort to avoid the need for shared or allocated use of any Shared Resources, SunGard shall, to the fullest extent possible under the circumstances, take full advantage of, and provide access to, all of its other available Shared Resources.

     (c) If applicable Priority Resources and applicable Shared Resources are both available, Customer may choose which type to use.

     (d) Customer shall cooperate with SunGard and all other affected customers as reasonably required under the circumstances, including to coordinate the efficient use of Recovery Resources, to avoid or minimize the need for shared or allocated use of Shared Resources, and to implement any necessary plans for shared or allocated use of Shared Resources.

     (e) If a Multiple Disaster is widespread or extreme, then, notwithstanding the foregoing provisions, SunGard may implement emergency procedures that are necessary, in SunGard's reasonable judgment, to allocate Recovery Resources in order to address applicable national interests and comparable concerns.

3. MULTIPLE DISASTER PROTECTION. To lower the probability of a Multiple Disaster, SunGard shall comply with the following terms:

     (a) No other customer shall be granted any greater rights of access to or use of the Recovery Resources than are granted to Customer under this Master Agreement.

     (b) No agreement to provide use of any Recovery Resources shall be entered into at a time when the customer location to be serviced is then currently experiencing a disaster.

          For Center-Based Recovery Services, SunGard also shall comply with the following:

     (c) To discourage unnecessary disaster declarations, Disaster Declaration Fees, as provided in the Schedules, shall be charged whenever a customer declares a disaster.

     (d) To discourage unnecessary use of the Recovery Resources, Daily Usage Fees, as provided in the Schedules, shall be charged for use of the Recovery Resources other than for tests.

4. CRISIS MANAGEMENT. Whenever SunGard learns of an approaching storm or other situation that might cause a Multiple Disaster, SunGard shall monitor the situation and use commercially reasonable efforts to coordinate contingency plans with all potentially affected customers.

                                                                 RSE0504 (Legal)

                          PROFESSIONAL SERVICES EXHIBIT
                  TO THE MASTER AGREEMENT FOR U.S. AVAILABILITY
                               DATED MARCH 31, 2007

1.   DESCRIPTION OF SERVICES

SunGard shall provide consulting and assessment professional services and deliverables as described in the Schedule attached to this Exhibit, and if applicable, in the attached Statement of Work ("Professional Services"). All Professional Services to be provided by SunGard shall be performed by qualified personnel in accordance with professional standards, and all Professional Services provided and documents and reports delivered by SunGard shall conform to the requirements of this Exhibit and the attached Schedule and/or Statement of Work. Notwithstanding anything to the contrary herein, SunGard reserves the right to subcontract the Professional Services to a third party without written consent of Customer.

Except as otherwise stated in the attached Schedule or Statement of Work, the parties intend that all Professional Services to be provided to Customer under this Exhibit shall be completed within one year after the Schedule is signed by SunGard. If Customer does not permit SunGard to perform the Professional Services during that period, then all payments otherwise due upon project completion will become due at the end of the one-year period. Any deficiencies, as determined by generally accepted professional standards, shall be promptly reported by Customer to SunGard and, in any event, within 30 days after receipt of the document or Services involved. SunGard will correct such deficiencies in its deliverables, Services or work within a mutually agreeable time period.

2.   PERSONNEL

All SunGard personnel, when working at Customer's premises, will conduct themselves in a professional manner and will use commercially reasonable efforts to minimize disruptions to Customer's business. SunGard will retain full responsibility for its own personnel, including payment of compensation and payroll taxes, provision of benefits, and maintenance of workers' compensation and other required insurance. SunGard and Customer also agree that during the term of this Agreement and for one (1) year thereafter neither party will interview for employment purposes or employ current employees of the other.

3.   CUSTOMER'S RESPONSIBILITIES

Customer will provide to SunGard, as and when necessary, all information, data and other materials concerning Customer's personnel, operations and facilities and other relevant aspects of Customer's business, to the extent required by SunGard to properly perform the Professional Services. All such information, data and materials provided to SunGard by any of Customer's personnel will be accurate, current and complete, and may be relied upon by SunGard in performing the Professional Services. Customer will be responsible for preparing and maintaining backup or duplicate copies of all such information, data and materials, and SunGard will have no liability for any loss or damage resulting from Customer's failure to do so.

Further, Customer will provide SunGard access to Customer's offices and facilities at mutually agreeable times, make available to SunGard experienced personnel having knowledge of Customer's operations and other relevant aspects of Customer's business, and cooperate with SunGard in all respects reasonably necessary to allow SunGard to perform the Services.

4.   TERMINATION

Termination of the Services under this Exhibit for any reason will not relieve Customer of liability for all amounts owed to SunGard under a Schedule to this Exhibit for Professional Services. If Customer terminates the Professional Services under a Schedule to this

Exhibit, Customer shall pay to SunGard, together with the notice of termination, an amount equal to the present value (calculated using an annual discount rate equal to the then current prime rate published in The Wall Street Journal) of all remaining fees due under the applicable Schedule(s), and Customer shall remain liable for any reimbursable expenses incurred by SunGard before termination.

If Customer breaches any of its obligations under the Master Agreement in any material respect, then, in addition to SunGard's right to terminate the Agreement and any other rights and remedies that SunGard may have, SunGard may suspend performance of all Services under a Schedule to this Exhibit until the default is cured.

                                                                 PSE0504 (Legal)

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Astrisks denote omissions.

                          SCHEDULE NUMBER 20448 V. 1.0
                       FOR MANAGED IT SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                              DATED MARCH 31, 2007


This is a new Schedule having an Agreed Term of 36 months with a Commencement Date of July 1, 2007.

SUMMARY OF SERVICES AND FEES

SELECTED SERVICES
   Hosting Services
   Network Services
ONE-TIME FEE          $ *
MONTHLY FEE           $ *

All One- Time Fees will be invoiced to Customer upon counter- execution of the Schedule by SunGard and are due in accordance with the Master Agreement.

BILLING SCHEDULE

INVOICE FROM:   MONTHLY FEE:
-------------   ------------
07/01/2007        $ *

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS SCHEDULE AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2008

(SUNGARD(R)     Keeping People                           DOC ID: 20448 VER.: 1.0
AVAILABILITY    and Information                                   QUOTE ID: 9349
SERVICES LOGO)  Connected.(TM)                PRINTED: MAR. 27, 2007 03:16:23 PM

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                         SCHEDULE NUMBER 20448 V. 1.0
                       FOR MANAGED IT SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

CUSTOMER INFORMATION

BILL TO ADDRESS:               311 ARSENAL STREET, WATERTOWN, MA 02472 US
                               JIM MACDONALD
NOTIFICATION ADDRESS:          311 ARSENAL STREET, WATERTOWN, MA 02472 US
                               JIM MACDONALD
DESIGNATED SUNGARD FACILITY:   *

(SUNGARD(R) LOGO)                                        DOC ID: 20448 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:16:24 PM
Information Connected.(TM)

                  THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                          SCHEDULE NUMBER 20448 V. 1.0
                       FOR MANAGED IT SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

QTY   HOSTING SERVICES
---   ----------------
  1   Secure Hosting Bundle - 120V base, A&B- side 30 Amp
  1   1st addt'l 120V 30A, A&B- side for 120V base
  1   2nd addt'l 120V 30A, A&B- side for 120V base
  1   Secure Hosting Bundle - 120V base, A&B- side 30 Amp
  1   1st addt'l 120V 30A, A- side for 120V base
  1   2nd addt'l 120V 30A, A&B- side for 120V base
  1   Secure Hosting Bundle - 120V base, A&B- side 30 Amp
  1   1st addt'l 120V 30A, A&B- side for 120V base
  1   2nd addt'l 120V 30A, A&B- side for 120V base
  1   15" Rollout Flt Scrn Monitor w/ Kybrd & Mouse for use w/ Windows and UNIX
      KVM Switches
  1   8 Port Windows/Linux KVM switch, w/ 8ft cables

QTY   NETWORK SERVICES
---   ----------------
  1   *                                                 Usage Based Fee   $*(1)
  1   *
  1   *
  1   *

(SUNGARD(R) LOGO)                                        DOC ID: 20448 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:16:24 PM
Information Connected.(TM)

                  THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                          SCHEDULE NUMBER 20448 V. 1.0
                       FOR MANAGED IT SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

FOOTNOTES

1.   Usage Fee per Mbps over Committed Bandwidth Tier Level.

(SUNGARD(R) LOGO)                                        DOC ID: 20448 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:16:25 PM
Information Connected.(TM)

                  THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                    ADDENDUM TO SCHEDULE NUMBER 20448 V. 1.0
                       FOR MANAGED IT SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
               SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                              DATED MARCH 31, 2007

                                   PAGE 1 OF 1


The above referenced Schedule ("Specified Schedule"), which has a Commencement Date of July 1, 2007, is amended effective July 1, 2007.

The following changes are applicable to the Specified Schedule:

1. Section 2, Fees and Expenses, of the Master Agreement is amended by deleting the last sentence and replacing it with the following:

          "Beginning one year after the Commencement Date of a Schedule, SunGard may increase all fees chargeable under that Schedule, subject to the annual percentage limitation stated in the next sentence, by giving at least 90 days prior written notice to Customer. The rate of increase during any contract year shall not exceed the sum of (a) the annual rate of increase in the United States Consumer Price Index- - All Cities (or a comparable replacement index) during the then most currently available 12- month period, plus (b) 2.0%, provided that such increase shall in no event exceed 5.0%."

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS ADDENDUM AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

(SUNGARD(R) LOGO)                                        DOC ID: 20448 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:19:26 PM
Information Connected.(TM)

                  THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                        ADDENDUM TO SCHEDULE NUMBER 20448
                             FOR MANAGED IT SERVICES
         GOVERNED BY THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                              DATED MARCH 31, 2007

                                   PAGE 1 OF 2


The Master Agreement for U.S. Availability Services, having the above date, between SunGard Availability Services LP ("SunGard") and the Customer named below, ("Master Agreement"), with regard to the Schedule identified above ("Specified Schedule") is amended effective July 1, 2007, as follows:

1. "Secure Hosting Bundle", as referenced in the Specified Schedule, shall include the following:

          SECURE HOSTING - Secure Hosting includes: (i) one (1) SunGard-Provided Cabinet (as defined herein); (ii) one (1) Standard Power Circuit (as defined herein), one (1) thirty (30) AMP B-Side Circuit; (iii) Standard Monitoring (as defined herein) for up to ten (10) devices; and (iv) five (5) hours of Operational Support Services per month.

          SUNGARD PROVIDED CABINET - includes fifteen (15) square feet of Space to support a SunGard-provided full cabinet. Each cabinet will include:
          (i) a minimum of 42 U EIA rack space for the Equipment; (ii) proper air ventilation for the Equipment; (iii) two (2) stationary equipment shelves; (iv) one (1) Standard Power Circuit (as defined herein); and
          (v) security by lock and key, managed by SunGard.

          STANDARD POWER CIRCUIT is a single one hundred and twenty (120) Volt, thirty (30) AMP power feed.

2. UPGRADES. At any time during the initial Agreed Term of the Specified Schedule, Customer may elect to contract for the following additional Managed Services, subject to SunGard's installed and available inventory at the time of such election, for the corresponding additional Monthly Fee set forth below. Such additional Managed Services will be available to Customer effective upon the execution of an Addendum to the Specified Schedule or a replacement Schedule, defining such additional Managed Services, the effective date thereof, and the additional Monthly Fee therefore.

Managed Service                                           Additional Monthly Fee
---------------                                           ----------------------
Secure Hosting Bundle (as defined in provision 1 above)   $* per bundle

                 --remainder of page intentionally left blank--

(SUNGARD(R) LOGO)                                                 DOC ID.: VER.:
Availability Services                                            QUOTE ID.: 9349
Keeping People and                                                      PRINTED:
Information Connected.(TM)

                  THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

                        ADDENDUM TO SCHEDULE NUMBER 20448
                             FOR MANAGED IT SERVICES
         GOVERNED BY THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                    BETWEEN
               SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                              DATED MARCH 31, 2007

                                   PAGE 2 OF 2


By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Agreement.


SUNGARD AVAILABILITY SERVICES LP        CUSTOMER: ATHENAHEALTH


BY: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
PRINT NAME: Dennis Musolino             PRINT NAME: JAMES M. MACDONALD
PRINT TITLE: Regional Vice President    PRINT TITLE: CHIEF OPERATING OFFICER
DATE SIGNED: 4/16/07                    DATE SIGNED: MARCH 30, 2007

(SUNGARD(R) LOGO)                                                 DOC ID.: VER.:
Availability Services                                            QUOTE ID.: 9349
Keeping People and                                                      PRINTED:
Information Connected.(TM)

                  THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                        ADDENDUM TO SCHEDULE NUMBER 16956
                              FOR RECOVERY SERVICES
         GOVERNED BY THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH
                               DATED MARCH 31,2007

                                   PAGE 1 OF 2


The Master Agreement for U.S. Availability Services, having the above date, between SunGard Availability Services LP ("SunGard") and the Customer named below, ("Master Agreement"), with regard to the Schedule identified above ("Specified Schedule") is amended effective July 1, 2007, as follows:

1. DOWNGRADES. Customer may downgrade the Recovery Services set forth on the Specified Schedule to any lower service level offered by SunGard, by giving written notice to SunGard and then signing a new Schedule that (a) has a Commencement Date that is no earlier than six (6) months after SunGard receives Customer's notice, (b) provides for a Monthly Fee equal to the "New Fee" (defined below), and (c) has a term equal to the number of months in the then remaining term of the prior Schedule, multiplied by the "Old Fee" (defined below) and divided by the New Fee (rounded to the nearest whole number). Effective on the Commencement Date stated in the new Schedule, the new Schedule shall supersede the prior Schedule.

     The New Fee shall be equal to SunGard's then prevailing Monthly Fee for the lower service level elected, provided that such New Fee shall not be less than at least * percent (*%) of (a) the initial Monthly Fee (adjusted for any applicable price increases) or (b) the then prevailing Monthly Fee for services being provided under the affected Schedule immediately before such downgrade ("Old Fee"), whichever is greater.

     The right to downgrade under this provision (a) may be invoked not more than once during any twelve (12) month period provided the limitations stated above are not exceeded, and (b) will be in effect only during the initial term of a Schedule and not during any renewal term.

2. UPGRADES. At any time during the initial Agreed Term of the Specified Schedule, except if Customer is then experiencing a Disaster, Customer may elect to contract for the following additional Recovery Services, configured as follows (subject to SunGard's installed and available inventory at the time of such election), for the corresponding additional Monthly Fee set forth below. Such additional Recovery Services will be available to Customer effective upon the execution of an Addendum to the Specified Schedule or a replacement Schedule, defining such additional Recovery Services, the effective date thereof, and the additional Monthly Fee therefore.

                                                       Additional Monthly
Recovery Service                                         Fee (per unit)
----------------                                       ------------------
Dual 3.16 CPU, 8,192 Memory, 200 GB Internal Disk            $ *
Dual 2.6 CPU, 4,094 Memory, 150 GB Internal Disk             $ *
Four 3.16 CPU, 16, 384 Memory, 100 GB Internal Disk          $ *
*                                                            $ *
SDLT Tape Drives                                             $ *
*                                                            $ *
*                                                            $ *
*                                                            $ *
*                                                            $ *
Mbps of Web Redirect                                         $ *

(SUNGARD(R) LOGO)                                                 DOC ID.: VER.:
Availability Services                                            QUOTE ID.: 9349
Keeping People and                                                      PRINTED:
Information Connected.(TM)

                   THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                        ADDENDUM TO SCHEDULE NUMBER 16956
                              FOR RECOVERY SERVICES
         GOVERNED BY THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH
                               DATED MARCH 31,2007

                                   PAGE 2 OF 2


3. DESIGNATION OF RECOVERY RESOURCES. Customer has designated SunGard's * recovery center as its preferred recovery center for testing and Disaster purposes, which will be accommodated by SunGard consistent with the terms of the Agreement. As of the July 1, 2007 Commencement Date of the Specified Schedule, SunGard represents that the Recovery Resources contracted for on the Specified Schedule are designated below as either Shared Resources or Priority Resources, based on Customer's preferred recovery facility of * . Further, in the event Customer adds additional Recovery Resources, and/or modifies the Specified Schedule, at Customer's written request, SunGard agrees to provide Customer with information as to the designation of those Recovery Resources as either Priority or Shared Resources prior to Customer's execution of an Addendum to the Specified Schedule or a replacement Schedule.

          PRIORITY RESOURCES:
               All Mobile Configurations

          SHARED RESOURCES:
               Network Configuration 1

4.   PORTS. The following items are hereby added to the Specified Schedule:

Qty.   Description
----   -----------
8      Data Center Connectivity to Managed Services - Fiber Ports

     The additional Monthly Fee for the above items is included in the Monthly Fee defined on the Specified Schedule.

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Agreement.

SUNGARD AVAILABILITY SERVICES LP        CUSTOMER: ATHENAHEALTH


BY: /s/ Dennis Musolino                 BY: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
PRINT NAME: Dennis Musolino             PRINT NAME: JAMES M. MACDONALD
PRINT TITLE: Regional Vice President    PRINT TITLE: CHIEF OPERATING OFFICER
DATE SIGNED: 4/16/07                    DATE SIGNED: MARCH 30, 2007

(SUNGARD(R) LOGO)                                                 DOC ID.: VER.:
Availability Services                                            QUOTE ID.: 9349
Keeping People and                                                      PRINTED:
Information Connected.(TM)

                   THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

                   ADDENDUM FOR MULTIPLE LOCATION COVERAGE TO
                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007
                                   PAGE 1 OF 2


Schedule Reference Name: AthenaHealth - Servers Configurations

The above referenced Schedule ("Specified Schedule"), which has a Commencement Date of July 1, 2007, is amended effective July 1, 2007.

I. COVERED LOCATIONS

Notwithstanding anything to the contrary stated on the Specified Schedule, the following locations are referred to as the "Covered Locations".

PRIMARY   1.   55 MIDDLESEX TURNPIKE, BEDFORD, MA 01730 US
               ED PARK

          2.   311 ARSENAL STREET, WATERTOWN, MA 02472 US
               JIM MACDONALD

II. MULTIPLE LOCATION COVERAGE

Each of the Covered Locations may use the Recovery Services described in the Specified Schedule alone or together with another Covered Location, as needed, provided that all affected Locations shall use only the configuration described in the Specified Schedule (subject to future additions), and the total capacity in use does not exceed one Covered Location's configuration at any given time. Regardless of the number of Covered Locations that may experience a Disaster at or about the same time, Customer shall not be entitled to use any equipment or services other than those described in the Specified Schedule.

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS ADDENDUM AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:19:46 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                   ADDENDUM FOR MULTIPLE LOCATION COVERAGE TO
                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007
                                   PAGE 2 OF 2


III. TESTING

Customer is responsible for allocating the Test Periods stated in the Specified Schedule among the Covered Locations.

The term of this Addendum shall continue until the end of the initial Agreed Term or any extended or renewal term of the Specified Schedule.

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:19:47 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                    ADDENDUM TO SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

                                   PAGE 1 OF 1


Schedule Reference Name: AthenaHealth - Servers Configurations

The above referenced Schedule ("Specified Schedule"), which has a Commencement Date of July 1,2007, is amended effective July 1, 2007.

The following changes are applicable to the Specified Schedule:

1. Section 2, Fees and Expenses, of the Master Agreement is amended by deleting the last sentence and replacing it with the following:

          "Beginning one year after the Commencement Date of a Schedule, SunGard may increase all fees chargeable under that Schedule, subject to the annual percentage limitation stated in the next sentence, by giving at least 90 days prior written notice to Customer. The rate of increase during any contract year shall not exceed the sum of (a) the annual rate of increase in the United States Consumer Price Index- - All Cities (or a comparable replacement index) during the then most currently available 12- month period, plus (b) 2.0%, provided that such increase shall in no event exceed 5.0%."

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS ADDENDUM AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 27, 2007 03:19:53 PM
Information Connected.(TM)

                   THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

Schedule Reference Name: AthenaHealth - Servers Configurations

This is a new Schedule having an Agreed Term of 36 months with a Commencement Date of July 1, 2007.

SUMMARY OF SERVICES AND FEES

                                                          BASE
                                                          TEST
SELECTED SERVICES                                        PERIODS
-----------------                                        -------
MOBILE RECOVERY SERVICES
   Mobile Configurations                                       3
      Delivery Methods     Primary Recovery Facility
                           Alternate Recovery Facility
                           Mobile Data Center
                           Subscriber Facility
NETWORK SERVICES
MONTHLY FEE                                                        $*

BILLING SCHEDULE

INVOICE FROM:   MONTHLY FEE:
-------------   ------------
07/01/2007         $*

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS SCHEDULE AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:57 PM
Information Connected.(TM)

                  THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

CUSTOMER INFORMATION

CUSTOMER LOCATION ADDRESS:   SEE ADDENDUM
NOTIFICATION ADDRESS:        311 ARSENAL STREET, WATERTOWN, MA 02472 US
                             JIM MACDONALD
BILL TO ADDRESS:             311 ARSENAL STREET, WATERTOWN, MA 02472 US
                             JIM MACDONALD

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:58 PM
Information Connected.(TM)

                  THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

                                                                       DISASTER FEES
                                                             --------------------------------
QTY   MOBILE 1                                               DECLARATION FEE   DAILY USAGE(1)
---   --------                                               ---------------   --------------
      Customer Configuration Ref:
      *                                                              $*             $*
  3   Annual Test Periods - Additional
 10   *
      *
      *
      *
      *
      *
      *
      *
  1   *
      *
      *

                                                                       DISASTER FEES
                                                             --------------------------------
QTY   MOBILE 3                                               DECLARATION FEE   DAILY USAGE(1)
---   --------                                               ---------------   --------------
      Customer Configuration Ref:
      *                                                             $*             $*
 3    Annual Test Periods - Additional
 41   *
      *
      *
      *
      *
      *
      *
      *
  1   *
      *
      *
      *
      *
  1   *
      *
      *
      *

                                                                       DISASTER FEES
                                                             --------------------------------
QTY   MOBILE 6                                               DECLARATION FEE   DAILY USAGE(1)
---   --------                                               ---------------   --------------
      Customer Configuration Ref:
      *                                                             $*             $*

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:58 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

      MOBILE 6
QTY   (CONTINUED)
---   -----------
  3   Annual Test Periods - Additional
  1   *
      *
      *
      *
      *
      *
  1   *
  5   *
  1   *

                                                                       DISASTER FEES
                                                             --------------------------------
QTY   MOBILE 7                                               DECLARATION FEE   DAILY USAGE(1)
---   --------                                               ---------------   --------------
      Customer Configuration Ref:
      *                                                             $*             $*
 50   *
      *
      *
      *
      *
      *
      *
  2   *

                                                                       DISASTER FEES
                                                             --------------------------------
QTY   MOBILE 8                                               DECLARATION FEE   DAILY USAGE(1)
---   --------                                               ---------------   --------------
      Customer Configuration Ref:
      *                                                             $*             $*
 49   *
      *
      *
      *
      *
      *
      *
  1   *

                                                                       DISASTER FEES
                                                             -----------------------------
QTY   NETWORK 1(3)                                           DECLARATION FEE   DAILY USAGE
---   ------------                                           ---------------   -----------
      Customer Configuration Ref:
      *                                                           $*               $*
      *

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:58 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31, 2007

      NETWORK 1
QTY   (CONTINUED)
---   -----------
40    Mbps
          32 (Additional SunGard Addresses
             Destination: *

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:59 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                          SCHEDULE NUMBER 16956 V. 1.0
                        FOR RECOVERY SERVICES GOVERNED BY
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

FOOTNOTES

1.   Daily Usage Fees during a Disaster will begin on day 31.

2. Not shippable and governed by the terms and conditions applicable to Center-Based Resources.

3. If a Declaration Fee of equal or greater value is charged in association with a Center- Based or Mobile Configuration defined on this Schedule, then the Declaration Fee for the applicable Network Services will be deemed included in such fee.

4.   Not shippable and subject to the terms and conditions of Shared Resources.

(SUNGARD(R) LOGO)                                        DOC ID: 16956 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                           MPRINTED: MAR. 28, 2007 12:08:59 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                         SCHEDULE NUMBER 21010 V. 1.0
                    FOR PROFESSIONAL SERVICES GOVERNED BY THE
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                               DATED MARCH 31,2007

                                   PAGE 1 OF 2

Schedule Reference Name: TAP

Effective Date: July 1, 2007

SERVICES

The Services as described in the Statement of Work, Business Availability Custom Sow (14751) dated 02/12/2007 ("SOW") is attached hereto and made a part hereof. The total value for the Services for this SOW is $ *, for a grand total of $ *, which is due and payable as follows:

Remaining Fees included in Total Monthly Fee below:   $ *
Fees for the Plan Maintenance Services included in
   the Total Monthly Fee below:                       $ *

TOTAL MONTHLY FEE

Customer has opted for a 36 month term, resulting in a $* Monthly Fee which will be billed by SunGard commencing July 1, 2007.

The Monthly Fee set forth on this Schedule does not include any Fees related to periodic payments.

Reimbursable expenses (travel, lodging, food and incidental actual costs) will be billed on a monthly basis as the expenses are incurred.

CUSTOMER INFORMATION
BILL TO ADDRESS:                311 ARSENAL STREET, WATERTOWN, MA 02472 US

BY THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES BELOW, SUNGARD AND CUSTOMER, INTENDING TO BE LEGALLY BOUND, AGREE TO ALL OF THE PROVISIONS OF THIS SCHEDULE AND RATIFY THE TERMS OF THE MASTER AGREEMENT.

SUNGARD AVAILABILITY SERVICES LP        ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. MacDonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 4/16/07                    Date Signed: MARCH 30, 2007

(SUNGARD(R) LOGO)                                        DOC ID: 21010 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 29, 2007 06:12:00 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                         SCHEDULE NUMBER 21010 V. 1.0
                    FOR PROFESSIONAL SERVICES GOVERNED BY THE
                MASTER AGREEMENT FOR U. S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH

                              DATED MARCH 31, 2007

                                   PAGE 2 OF 2


CUSTOMER INFORMATION (CONTINUED)
                                   JIM MACDONALD
NOTIFICATION ADDRESS:              311 ARSENAL STREET, WATERTOWN, MA 02472 US
                                   JIM MACDONALD

(SUNGARD(R) LOGO)                                        DOC ID: 21010 VER.: 1.0
Availability Services                                             QUOTE ID: 9349
Keeping People and                            PRINTED: MAR. 29, 2007 06:12:01 PM
Information Connected.(TM)

                   THE TERMS OF THIS SCHEDULE ARE CONFIDENTIAL

                                   ADDENDUM TO
               THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
                SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH
                              DATED MARCH 31, 2007

                                   PAGE 1 OF 2


The Master Agreement for U.S. Availability Services, having the above date, between SunGard Availability Services LP ("SunGard") and the Customer named below, ("Master Agreement"), is amended effective July 1, 2007, as follows:

1. Schedule Number 20448 v.1.0 for Managed IT Services ("MS Schedule") is amended as follows:

     a. By changing the Commencement Date from July 1, 2007 to September 1, 2007; and

     b. By changing the "Invoice From" date on the Billing Schedule from July 1, 2007 to September 1, 2007.

2. The Addendum to the MS Schedule that modifies Section 2 of the Master Agreement is amended by deleting the first sentence of the Addendum and replacing it with the following:

     "The above referenced Schedule ("Specified Schedule"), which has a Commencement Date of September 1, 2007, is amended effective September 1, 2007."

3. The two-page Addendum to the MS Schedule is amended by changing the effective date of the Addendum from July 1, 2007 to September 1, 2007

4. Schedule Number 16956 v.1 0 for Recovery Services ("RS Schedule") is amended as follows:

     a. By changing the Commencement Date from July 1, 2007 to September 1, 2007, and

     b. By changing the "Invoice From" date on the Billing Schedule from July 1, 2007 to September 1, 2007.

5. The Addendum to the RS Schedule that modifies Section 2 of the Master Agreement is amended by deleting the first sentence of the Addendum and replacing it with the following:

     "The above referenced Schedule ("Specified Schedule"), which has a Commencement Date of September 1, 2007, is amended effective September 1, 2007."

6. The two-page Addendum to the RS Schedule is amended by changing the effective date of the Addendum from July 1, 2007 to September 1, 2007.

7. The Addendum for Multiple Location Coverage to the RS Schedule is amended by changing the effective date of the Addendum from July 1, 2007 to September 1, 2007.

(SUNGARD(R)     Keeping People                       DOC ID.: VER.: ____________
AVAILABILITY    and Information                                   QUOTE ID: 9349
SERVICES LOGO)  Connected.(TM)                       PRINTED: __________________

                  THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL

                                   ADDENDUM TO
               THE MASTER AGREEMENT FOR U.S. AVAILABILITY SERVICES
                                     BETWEEN
               SUNGARD AVAILABILITY SERVICES LP AND ATHENAHEALTH
                              DATED MARCH 31, 2007

                                   PAGE 2 OF 2


8. Schedule Number 21010 v.1.0 for Professional Services ("PS Schedule") is amended as follows:

     a.   By changing the Effective Date from July 1, 2007 to September 1,
          2007; and

     b. By changing the Monthly Fee commencement date from July 1, 2007 to September 1, 2007

By the signatures of their duly authorized representatives below, SunGard and Customer, intending to be legally bound, agree to all of the provisions of this Addendum and ratify the terms of the Agreement.

SUNGARD AVAILABILITY SERVICES LP        CUSTOMER: ATHENAHEALTH


By: /s/ Dennis Musolino                 By: /s/ James M. Macdonald
    ---------------------------------       ------------------------------------
Print Name: Dennis Musolino             Print Name: JAMES M. MACDONALD
Print Title: Regional Vice President    Print Title: CHIEF OPERATING OFFICER
Date Signed: 5/4/07                     Date Signed: April 25, 2007

(SUNGARD(R)     Keeping People                       DOC ID.: VER.: ____________
AVAILABILITY    and Information                                   QUOTE ID: 9349
SERVICES LOGO)  Connected.(TM)                       PRINTED: __________________

                  THE TERMS OF THIS ADDENDUM ARE CONFIDENTIAL